Filed Pursuant to Rule 497(c)
                                                   File No. 333-29943


                                   [LOGO]

                         8,400,000 SHARES COMMON STOCK
                            ------------------------

    All of the shares of common stock (the 'Common Stock') being offered hereby (the 'Offering') are being issued and sold by American Capital Strategies, Ltd. ('American Capital' or the 'Company'). It is currently estimated that the initial public offering price per share will be $15.00. See 'Underwriting' for the factors to be considered in determining the initial public offering price. Prior to the Offering, there has been no public market for the Common Stock. The Common Stock has been approved for listing on the Nasdaq National Market under the symbol ACAS.



    American Capital is a specialty finance company that, following the Offering, will primarily be engaged in making loans to and investing in small and medium sized businesses. The Company's investment objectives are to achieve a high level of current income from the collection of interest and advisory fees, as well as long-term growth in its stockholders' equity through the appreciation in value of the Company's equity interests in the companies in which it invests. The Company intends to make loans at favorable interest rates to small and medium sized businesses that are underserved by traditional lenders. See 'Business.' In seeking to achieve these objectives, the Company will make senior and subordinated loans to small and medium sized businesses in need of capital for growth, restructuring or a change of control, and the Company will generally invest in, or obtain warrants to acquire a minority equity interest in, such businesses. No assurance can be given that the Company will achieve its objectives. Following the Offering, the Company will be a non-diversified, closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the '1940 Act').


    In addition to the 8,400,000 shares offered by the Underwriters, the Company is offering by means of this Prospectus up to 722,437 shares of Common Stock directly to directors, officers and employees of the Company and certain associated persons and entities at the Price to Public net of Underwriting Discounts and Commissions (the 'Direct Offering'). See 'Direct Offering.'


    SHARES OF CLOSED-END INVESTMENT COMPANIES HAVE IN THE PAST FREQUENTLY TRADED AT DISCOUNTS FROM THEIR NET ASSET VALUES AND INITIAL OFFERING PRICES. THE RISK OF LOSS ASSOCIATED WITH THIS CHARACTERISTIC OF CLOSED-END INVESTMENT COMPANIES MAY BE GREATER FOR INVESTORS EXPECTING TO SELL SHARES OF COMMON STOCK PURCHASED IN THIS OFFERING SOON AFTER THE COMPLETION OF THIS OFFERING.

    This Prospectus sets forth concisely the information about American Capital that a prospective investor ought to know before investing. It should be retained for future reference. Additional information about the Company has been filed with the Securities and Exchange Commission (the 'Commission') and is available upon written or oral request without charge. See 'Additional Information.'
                            ------------------------


    SEE 'RISK FACTORS' BEGINNING ON PAGE 9 FOR CERTAIN INFORMATION, INCLUDING RISKS RELATING TO LEVERAGE, THAT SHOULD BE CONSIDERED BY PROSPECTIVE PURCHASERS OF THE COMMON STOCK OFFERED HEREBY. THERE ARE CERTAIN SPECIAL RISKS ASSOCIATED WITH INVESTING IN A BUSINESS DEVELOPMENT COMPANY INCLUDING RISKS RESULTING FROM A PORTFOLIO HEAVILY INVESTED IN SECURITIES OF SMALL AND DEVELOPING BUSINESSES.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION OR ANY
   STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
       COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                                     UNDERWRITING                 PROCEEDS
                                                            PRICE TO                 DISCOUNTS AND                 TO THE
                                                             PUBLIC                 COMMISSIONS(1)               COMPANY(2)
Per Share.........................................           $15.00                      $1.05                     $13.95
Total(3)..........................................        $126,000,000                $8,820,000               $117,180,000(4)



(1) Does not include warrants to purchase up to 392,351 shares of Common Stock (442,751 shares of Common Stock if the Over-Allotment Option, as described below, is exercised in full) issued to the representative of the Underwriters in connection with the Offering (the 'Underwriters' Warrants') and an accountable expense allowance of up to $200,000 payable to the Underwriters. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the 'Securities Act'). See 'Underwriting.'


(2) Before deduction of expenses of the Offering payable by the Company estimated at $750,000.


(3) The Company has granted to the Underwriters an option, exercisable within 30 days of the date of this Prospectus, to purchase up to an aggregate of 1,260,000 additional shares of Common Stock on the same terms as set forth above, solely to cover over-allotments, if any (the 'Over-Allotment Option'). If this option is exercised in full, the total Price to Public, Underwriting Discounts and Commissions, and Proceeds to the Company would be $144,900,000, $10,143,000 and $134,757,000, respectively. See
    'Underwriting.'


(4) Excludes $10,078,000 expected to be received by the Company from the Direct Offering if the Direct Offering is sold in full.

                            ------------------------


    The shares of Common Stock offered by this Prospectus, other than through the Direct Offering, are being offered by the Underwriters, subject to prior sale, when, as and if accepted by the Underwriters and subject to the Underwriters' right to reject orders, in whole or in part, and to certain other conditions. It is expected that delivery of the shares to the Underwriters will be made at the office of the Underwriters on or about September 4, 1997 against payment therefor in immediately available funds.


                     FRIEDMAN, BILLINGS, RAMSEY & CO., INC.


                                AUGUST 29, 1997

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE COMMON STOCK AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                             ADDITIONAL INFORMATION

     The Company has filed with the Commission a Registration Statement on Form N-2 (the 'Registration Statement') under the Securities Act, with respect to the shares of Common Stock offered by this Prospectus. The Prospectus, which is a part of the Registration Statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules thereto. For further information with respect to the Company and the Common Stock, reference is made to the Registration Statement, including the exhibits and schedules thereto.

     The Company will also file reports, proxy statements and other information with the Commission under the Securities Exchange Act of 1934, as amended. Such reports, proxy statements and other information, as well as the Registration Statement and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices, located at Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. The Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including the Company, that file such information electronically with the Commission. The address of the Commission's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

     The Company will also furnish to its stockholders annual and quarterly reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants, and quarterly unaudited financial information. See 'Experts.'

     The Company's principal office is located at 3 Bethesda Metro Center, Bethesda, Maryland 20814 and its telephone number is (301) 951-6122.

                               PROSPECTUS SUMMARY


     The following summary is qualified in its entirety by the detailed information and the consolidated financial statements and notes thereto appearing elsewhere in this Prospectus. Except as otherwise indicated, the information contained in this Prospectus assumes that neither the Over-Allotment Option nor the Underwriters' Warrants are exercised and reflects a stock dividend, effective immediately prior to the effective date of the Registration Statement of which this Prospectus is a part (the 'Registration Statement'), pursuant to which each outstanding share of Common Stock will be effectively converted into 29.859 shares of Common Stock. As used herein, the 'Offering Price' equals $15.00, which represents the price per share for the Common Stock set forth on the front cover page of this Prospectus.


     Information contained or incorporated by reference in this Prospectus may contain 'forward-looking statements' within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as 'may,' 'will,' 'expect,' 'intend,' 'plans,' 'anticipate,' 'estimate' or 'continue' or the negative thereof or other variations thereon or comparable terminology. The matters described in 'Risk Factors' and certain other factors noted throughout this Prospectus and in any exhibits to the Registration Statement of which this Prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

                                  THE COMPANY

OVERVIEW

     American Capital is a specialty finance company that has been principally engaged in arranging commercial loans for small and medium sized businesses throughout the United States and has made equity investments in certain of these businesses. While the Company has historically not made loans because it lacked the financial resources to do so, after the Offering, the Company plans to make senior and subordinated commercial loans to small and medium sized businesses at relatively high interest rates, accompanied by warrants or stock ownership. The Company's investment objectives are to achieve a high level of current income from the collection of interest and advisory fees, as well as long-term growth in its stockholders' equity through the appreciation in the value of the Company's equity interests in the companies in which it invests. The Company intends to make loans at favorable interest rates to small and medium sized businesses that are underserved by traditional lenders. The Company plans to use its established network of loan referral sources, the relationships of its Chairman David Gladstone, referral arrangements with Riggs Bank, N.A. ('Riggs Bank') and NCB Development Corporation ('NCBDC'), an affiliate of the National Cooperative Bank, that will be entered into prior to the closing of the Offering, and other similar sources to generate financing opportunities. The Company's business strategy contemplates that (i) the net capital gains from the sale of the warrants or stock it receives in connection with its lending activities will exceed any losses it may experience from loan defaults, (ii) the fee income it derives from its lending will provide the Company with a source of revenue in excess of its general and administrative expenses (excluding interest expense) and (iii) the Company will derive additional income from its financial advisory services. No assurance can be given that the Company will achieve its investment objectives or that its business strategy will be successful.

     The Company has significant expertise in arranging financing from banks and finance companies for small and medium sized businesses. Since its formation in 1986, the Company has arranged 29 financings aggregating over $400 million. In addition, David Gladstone, the Company's Chairman, has over 22 years experience in making loans and investing at Allied Capital, an affiliated group of public and private companies which had under management in excess of $750 million in assets at December 31, 1996, and invests in small and medium sized businesses ('Allied Capital'). While either Chairman or President of Allied Capital, Mr. Gladstone oversaw, during the years 1992 through 1997 in excess of $850 million of financing for many small and medium sized businesses and raised, during the years 1985 throught 1997, seven funds totaling over $430 million of equity.

     The Company currently has twelve professionals who are involved in structuring and arranging financing for small and medium sized businesses, and upon completion of the Offering, the Company plans to hire an additional four professionals with business lending experience. The Company believes that this expertise will help it to be successful in lending to small and medium sized businesses.

STRATEGY

     The Company will target small and medium sized businesses that meet certain criteria, including the potential for growth, adequate assets for loan collateral, an experienced management team with a significant ownership interest in the business, profitable or near profitable operations and potential opportunities for the Company to realize appreciation and gain liquidity in its equity position. The Company's loans to these businesses typically will range from $1 million to $10 million, mature in five to seven years, and require monthly interest payments at an annualized rate that exceeds the prime rate. Amortization of principal may generally be deferred for several years. Liquidity can be achieved through a sale of the business, a public offering by the business, a private sale of the Company's loan or equity interests or exercising the Company's rights to require the business to buy back the Company's warrants or stock.

     To develop new financing opportunities, the Company plans to use its established network of referral sources, the relationships of its Chairman David Gladstone and referral arrangements with Riggs Bank and NCBDC whereby they would, in certain instances, refer certain small and medium sized business financing opportunities to the Company. The Company intends to enter into similar referral arrangements with other financial institutions, but no assurance can be given that it will be able to do so.

     The Company believes that many opportunities exist to provide lending to small and medium sized businesses. According to the Small Business Administration, small businesses employed 53% of the private work force, contributed 47% of all sales in the United States, and were responsible for 50% of the private gross domestic product in 1995. Small businesses produced an estimated 75% of the 2.5 million new jobs created during 1995 and had income of $449.2 billion in 1995. The number of small businesses has increased 49% from 1982 to 1995. As of 1994, there were approximately 22.1 million non-farm businesses in the United States, of which 99% were small businesses.

     The Company believes that the market for commercial loans to these small and medium sized businesses is underserved for a number of reasons. First, traditional lenders, such as commercial banks and savings and loans, generally are burdened with an overhead and administrative structure and operate in a regulatory environment that hinders them from lending effectively to these businesses. Second, consolidation in the banking industry during the past decade decreased the number of banks willing to lend to small and medium sized businesses, as the larger acquiring banks sought to limit both the credit exposure and monitoring costs associated with loans to these businesses. Third, the banking industry has experienced structural and regulatory changes that have greatly affected the ability of traditional financial institutions to make funds available for loans to small and medium sized businesses.

     The Company believes that it is well positioned to provide financing to small and medium sized businesses. The Company is not burdened with the capital and other regulatory requirements of the banking and savings and loan industries and has relatively low overhead and administrative expenses. Moreover, the Company's strategy of making equity investments in its borrowers is intended to closely align the interests of the Company and its borrowers, thereby reducing transaction costs, conveying the Company's commitment to its borrowers and enhancing the Company's attractiveness as a financing source. The Company believes that it has the experience and expertise to serve as a financing source for small and medium sized businesses. In particular, the Company intends to utilize its expertise in corporate spinoffs and employee stock ownership plan ('ESOP') transactions as well as Mr. Gladstone's twenty-two years of experience in financing small to medium sized businesses to realize a competitive advantage.

BACKGROUND


     The Company has established itself as a leading firm in structuring and obtaining funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of an ESOP. The selling entities have included Sunbeam Corporation, the U.S. Office of Personnel Management, American Premier Underwriters, Inc. (formerly Penn Central Corporation), Campbell Soup Company, Union Carbide Corporation, National Forge Company, Inc., Air Products & Chemicals, Inc., General Cable Corporation, PPG Industries, Inc., GenCorp, Inc., American Maize-Products Company, Ampco-Pittsburgh Corporation, and British Petroleum Company. In most of the ESOP transactions structured by the Company, the employees agree to restructure their wages and benefits so that overall cash compensation is reduced in favor of the contribution of stock to an ESOP. The Company structures the resulting company so that the fair market value of stock contributed to the employees' ESOP can be deducted from corporate income before paying taxes. Restructuring employee compensation together with the ESOP tax advantages has the effect of improving the cash flow of the ESOP company. Principals of the Company have served on the boards of directors of eighteen ESOP companies.

     The Company has also provided financial advisory services to the following entities or parties involved in transactions with such entities: AMR Corporation (parent of American Airlines, Inc.), Massachusetts Financial Services Company, Wings Holdings, Inc. (then parent of Northwest Airlines, Inc.), Northwestern Steel and Wire Company, Goldendale Aluminum Company, Inc., Columbia Aluminum Corporation, Flair Corporation, Bidermann Industries Corporation, Simmons Company, John Morrell & Company, Inc., The Circle K Corporation, and H.P. Hood, Inc.

     The Company believes that, through its current business, it has established an extensive referral network comprised of venture capitalists, investment bankers, attorneys, commercial bankers and business and financial brokers. While the Company plans to continue its present business of structuring ESOP transactions, it also intends to utilize its existing referral network to expand the Company's operations by making loans to ESOP companies and by financing small and medium sized businesses without ESOPs.

     From 1990 through June 30, 1997, the Company made equity investments in eight of the businesses that it assisted. The Company's Board of Directors has determined the value of its six current equity investments based on valuations by independent firms that were conducted as of dates between December 31, 1996 and June 30, 1997. Based on those six valuations and the net realized gains from the Company's other two investments, the return on the Company's equity investments from August 20, 1990 to June 30, 1997 was 47.0% per annum. As of June 30, 1997, the Company retained six of its equity investments with an aggregate value of $9.7 million. See 'Portfolio Companies.'


     The Company is headquartered in Bethesda, Maryland, a suburb of Washington, D.C., and has professionals based in or near New York, Pittsburgh, San Francisco, Savannah and Boston. The Company believes that it offers investors an opportunity to invest in a portfolio of loans to, and equity interests in, small and medium sized businesses that may not be otherwise available to the general public. Following the Offering, the Company will be a non-diversified, closed-end investment company that will operate as a business development company under the 1940 Act. To facilitate compliance with certain regulatory requirements relating to investment companies, the Company plans to contribute its assets and operations relating to its existing business to a wholly owned subsidiary. Proceeds from the Offering will remain with the Company.


TAXATION AS A REGULATED INVESTMENT COMPANY

     Since its formation in 1986, the Company has been subject to tax as an ordinary corporation under Subchapter C of the Internal Revenue Code of 1986, as amended (the 'Code'). After the Offering, the Company intends to qualify for and elect to be treated as a regulated investment company ('RIC') under Subchapter M of the Code. If the Company qualifies as a RIC, it will be able to take a deduction against its otherwise taxable income for certain dividends it pays, allowing it to substantially reduce or eliminate its corporate-level tax liability.

     The tax consequences of converting an existing corporation from taxation under Subchapter C of the Code to taxation as a RIC under Subchapter M of the Code are uncertain. The Company has requested a ruling from the Internal Revenue Service ('IRS') that would clarify the consequences of the conversion. Although the Company expects a favorable ruling, there can be no assurance that the IRS will issue a favorable ruling or that such a ruling would be issued on a timely basis.


     If the Company does not receive a favorable ruling on a timely basis it will treat the conversion as triggering a deemed sale of all the Company's assets. The deemed sale would cause the Company to pay approximately $3.1 million of additional tax (based on the Company's June 30, 1997 financial results), which potential liability is included on the Company's financial statements as a deferred tax liability. The Company would also pay a taxable dividend to holders of Common Stock before the end of its first tax year during which it wishes to be treated as a RIC equal to the gain recognized on the deemed sale, reduced by the tax payment referred to above. The dividend would be approximately $5.9 million or $0.60 per share (based on the Company's June 30, 1997 financial results and assuming the Direct Offering is sold in full, but that the Underwriter's Warrants, Over-Allotment Option or other options are not exercised). See 'Tax Status--Conversion to RIC Status.'


CERTAIN INVESTMENT CONSIDERATIONS

     Investment in the Common Stock carries certain risks. There can be no assurance that the market price for the Common Stock will not decrease below the offering price or that the Company will pay regular dividends. Only investors who can bear the risk of such decreases in the stock price and who do not depend on the payment of regular dividends should consider purchasing the Common Stock.

                                  THE OFFERING


Common Stock offered by the Company................  8,400,000 shares
Common Stock to be outstanding after
  the Offering.....................................  9,808,767 shares(1)
Nasdaq National Market Symbol......................  ACAS
Use of proceeds....................................  Origination of loans and investments and repayment of indebtedness. See 'Use of Proceeds.'
Distributions......................................  The Company intends to distribute quarterly 90% or more of its net investment income and net realized short-term
                                                     capital gains, if any. The first distribution is expected to be declared approximately 60 days after the date of this
                                                     Prospectus. See 'Distributions.'
Risk Factors.......................................  Investment in shares of Common Stock involves certain risks relating to the structure and investment objectives of the
                                                     Company that should be considered by purchasers of Common
                                                     Stock. See 'Risk Factors.'
Reinvestment Plan..................................  All cash distributions to stockholders will be reinvested automatically under the Company's Reinvestment Plan in
                                                     additional whole and fractional shares of Common Stock
                                                     unless a stockholder or its representative elects to receive cash. See 'Reinvestment Plan' and 'Tax Status.'


------------------

(1) Assumes that all of the 722,437 shares offered through the Direct Offering are sold in full, but does not include Common Stock reserved for issuance upon exercise of the Underwriters' Warrants, the Over-Allotment Option or options to be issued under the Company's 1997 Stock Option Plan. See 'Management--Stock Option Plan,' 'Shares Eligible for Future Sale' and 'Underwriting.'

                               FEES AND EXPENSES

     The purpose of the following table is to assist a prospective investor in understanding the various costs and expenses that an investor in the Company will bear directly or indirectly.

STOCKHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)..........................................    7.00%(1)
Dividend Reinvestment Plan Fees.........................................................    None(2)
ANNUAL EXPENSES (as a percentage of net assets attributable to common shares)
Management Fees.........................................................................    None
Interest Payments on Borrowed Funds.....................................................    0.03%(3)
Other Expenses..........................................................................    2.49%(3)
                                                                                           -----
          Total Annual Expenses (estimated).............................................    2.52%
                                                                                           -----
                                                                                           -----

------------------
(1) The underwriting discounts and commissions with respect to the Common Stock sold by the Company in the Offering, which are onetime fees paid by the Company to the Underwriters in connection with the Offering, are the only sales load paid in connection with the Offering.

(2) The expenses of the Reinvestment Plan are included in stock record expenses, a component of Total Operating Expenses. The Company has no cash purchase plan.

(3) Estimates of Interest Payments on Borrowed Funds and Total Operating Expenses have been based on the Company's existing Operating Expenses (including interests costs) and including expenses associated with its financial advisory services divided by the Company's assets subsequent to the Offering. The percentage in the table assumes that the Company has not issued any securities that are senior to its equity securities. In fact, the Company does not expect the Offering proceeds to be fully invested for the first year and possibly one and a half years. See 'Use of Proceeds.' Once the Offering proceeds are substantially fully invested, the Company intends to issue senior debt securities ('Senior Debt Securities') up to an amount so that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of Senior Debt Securities. See 'Business--Leverage.'

EXAMPLE

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts are based upon payment by an investor of a 7% sales load (the underwriting discounts and commissions paid by the Company with respect to the Common Stock sold by the Company in this Offering) and payment by the Company of operating expenses at the levels set forth in the table above which, as indicated above, does not include leverage or related expenses.

                                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                              ------    -------    -------    --------
You would pay the following expenses on a $1,000 investment, assuming a 5%
  annual return............................................................    $ 95      $ 149      $ 209       $386

     This example should not be considered a representation of the future expenses of the Company, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the Commission) a 5% annual return, the Company's performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Reinvestment Plan may receive shares purchased by the Plan Administrator at the market price in effect at the time, which may be at, above or below net asset value. See 'Reinvestment Plan.'

                 SUMMARY CONSOLIDATED FINANCIAL AND OTHER DATA

                                                                                                                 SIX MONTHS
                                                                                                                   ENDED
                                                                   YEAR ENDED DECEMBER 31,                        JUNE 30,
                                               ---------------------------------------------------------------   ----------
                                                              1993(1)        1994         1995         1996
                                                             ----------   ----------   ----------   ----------      1996
                                                                                                                 ----------
                                               1992(1)(2)                                                        (UNAUDITED)
                                               -----------
                                               (UNAUDITED)
STATEMENT OF INCOME DATA:
REVENUE
Financial advisory fees......................  $  891,340    $1,195,821   $1,433,891   $1,148,752   $1,738,295   $  838,625
Financial performance fees...................          --       210,000      708,377    1,288,797      649,030      240,980
Other........................................     156,380       476,337      355,963      268,083      359,097      212,435
                                               -----------   ----------   ----------   ----------   ----------   ----------
Total revenue................................   1,047,720     1,882,158    2,498,231    2,705,632    2,746,422    1,292,040

OPERATING EXPENSES
Salaries and benefits........................     462,910       751,755    1,350,909    1,484,833    1,067,315      514,807
General and administrative...................     252,634       386,816      523,233      573,102      926,502      374,500
Other operating expenses.....................     159,870       292,842      345,056      278,212      355,693      184,464
Provision for doubtful accounts..............          --            --           --      302,283      224,329      100,250
Interest.....................................      15,948        38,960       36,001       37,037       32,959       11,223
Depreciation and amortization................       9,516        22,526       33,198       35,415       39,016       18,350
ESOP contribution............................     100,917       166,273      317,361      216,827      215,883      103,328
                                               -----------   ----------   ----------   ----------   ----------   ----------
Total operating expenses.....................   1,001,795     1,659,172    2,605,758    2,927,709    2,861,697    1,306,922
                                               -----------   ----------   ----------   ----------   ----------   ----------
Net operating income (loss) before investment
  activity...................................      45,925       222,986     (107,527)    (222,077)    (115,275)     (14,882)
Unrealized appreciation (depreciation) of
  investments................................     619,760       (61,660)     956,294      370,696      483,665      398,498
Realized gain (loss) on investments..........          --            --      (22,784)      66,148           --           --
                                               -----------   ----------   ----------   ----------   ----------   ----------
Income before income taxes and
  extraordinary item.........................     665,685       161,326      825,983      214,767      368,390      383,616
Provision for (benefit from) income taxes....     212,346        (2,458)     421,664       57,381      159,251      149,454
                                               -----------   ----------   ----------   ----------   ----------   ----------
Income before extraordinary item.............     453,339       163,784      404,319      157,386      209,139      234,162
Extraordinary item...........................      60,228            --           --           --           --           --
                                               -----------   ----------   ----------   ----------   ----------   ----------
Net income...................................  $  513,567    $  163,784   $  404,319   $  157,386   $  209,139   $  234,162
                                               -----------   ----------   ----------   ----------   ----------   ----------
                                               -----------   ----------   ----------   ----------   ----------   ----------
SUPPLEMENTAL PER SHARE DATA:(3)
Net operating income (loss) before investment
  activity...................................                                                       $    (0.17)
Income before extraordinary item.............                                                             0.30
Net income...................................                                                             0.30
Weighted average shares outstanding..........                                                          686,330

BALANCE SHEET DATA AT PERIOD END:
Investments..................................  $2,173,202    $2,111,542   $3,045,052   $3,422,422   $3,980,421   $3,820,920
Cash and cash equivalents....................     206,204       229,674      203,234      359,029      322,664      312,001
Total assets.................................   2,713,821     2,821,611    3,930,365    4,382,994    5,432,265    4,890,574
Total liabilities............................   1,244,751       971,102    1,358,919    1,437,335    2,060,614    1,606,455
Total stockholders' equity...................   1,469,070     1,850,509    2,571,446    2,945,659    3,371,651    3,284,119

OPERATING STATISTICS (DOLLARS IN THOUSANDS):
  (UNAUDITED)
Number of financings arranged during the
  period.....................................           1             6            2            4            4            2
Amount of financings arranged................  $   35,153    $   42,862   $   16,470   $  131,039   $   49,931   $    8,080
Number of portfolio companies as of end of
  period.....................................           2             4            5            5            5            5


                                                  1997
                                               ----------

STATEMENT OF INCOME DATA:
REVENUE
Financial advisory fees......................  $  860,431
Financial performance fees...................     743,600
Other........................................     337,658
                                               ----------
Total revenue................................   1,941,689
OPERATING EXPENSES
Salaries and benefits........................     619,851
General and administrative...................     700,006
Other operating expenses.....................     425,316
Provision for doubtful accounts..............    (177,198)
Interest.....................................      41,709
Depreciation and amortization................      21,832
ESOP contribution............................       7,296
                                               ----------
Total operating expenses.....................   1,638,812
                                               ----------
Net operating income (loss) before investment
  activity...................................     302,877
Unrealized appreciation (depreciation) of
  investments................................   5,332,369
Realized gain (loss) on investments..........          --
                                               ----------
Income before income taxes and
  extraordinary item.........................   5,635,246
Provision for (benefit from) income taxes....   2,150,893
                                               ----------
Income before extraordinary item.............   3,484,353
Extraordinary item...........................          --
                                               ----------
Net income...................................  $3,484,353
                                               ----------
                                               ----------
SUPPLEMENTAL PER SHARE DATA:(3)
Net operating income (loss) before investment
  activity...................................  $     0.44
Income before extraordinary item.............        5.08
Net income...................................        5.08
Weighted average shares outstanding..........     686,330
BALANCE SHEET DATA AT PERIOD END:
Investments..................................  $9,685,679
Cash and cash equivalents....................     726,086
Total assets.................................  11,369,683
Total liabilities............................   4,506,383
Total stockholders' equity...................   6,893,300
OPERATING STATISTICS (DOLLARS IN THOUSANDS):
  (UNAUDITED)
Number of financings arranged during the
  period.....................................           2
Amount of financings arranged................  $   39,539
Number of portfolio companies as of end of
  period.....................................           6

------------------
(1) Beginning January 1, 1994, the Company prospectively adopted the provisions of AICPA Statement of Position 93-6, 'Employers' Accounting for Employee Stock Ownership Plans' (SOP 93-6). Through December 31, 1993, the Company accounted for ESOP shares in accordance with AICPA Statement of Position 76-3.
(2) Effective January 1, 1993, the Company changed its method of accounting for income taxes from the deferred method to the liability method required by FASB Statement No. 109, 'Accounting for Income Taxes.' As permitted under the new rules, financial statements as of and for the year ended December 31, 1992 have not been restated for the effect of this change. The cumulative effect of adopting Statement 109 as of January 1, 1993 was immaterial for financial statement presentation.
(3) Per share data for periods not shown is not meaningful, in part, because of the July 28, 1997 conversion of the Company ESOP's Preferred Stock into Common Stock. See 'Capitalization.'

                                  RISK FACTORS

     The purchase of the shares offered by this Prospectus involves a number of significant risk and other factors relating to the structure and investment objectives of the Company. As a result, there can be no assurance that the Company will achieve its investment objectives. In addition to the other information contained in this Prospectus, prospective investors should consider carefully the following information before making an investment in the Common Stock.

RISKS ASSOCIATED WITH LOANS TO AND INVESTMENTS IN SMALL AND MEDIUM SIZED PRIVATELY-OWNED BUSINESSES

     The Company's portfolio primarily will consist of loans to and securities issued by small and medium sized, privately-owned businesses. There is generally no publicly available information about such companies and the Company must rely on the diligence of its employees and agents to obtain information in connection with the Company's investment decisions. Typically, small and medium sized businesses depend for their success on the management talents and efforts of one or two persons or a small group of persons, and the death, disability or resignation of one or more of these persons could have a material adverse impact on the related company. In addition, small and medium sized businesses frequently have smaller product lines and market shares than their competition. Small and medium sized companies may be more vulnerable to economic downturns and often need substantial additional capital to expand or compete. Such businesses may also experience substantial variations in operating results. Accordingly, investment in small and medium sized businesses should be considered speculative. The Company's operating history is relatively limited, and it has not previously operated as a lender to small and medium sized businesses. The Company will seek to make senior secured loans and subordinated loans, the latter of which have a higher degree of collection risk. The Company will also make unsecured loans and will invest in equity, both of which activities may involve a higher degree of risk.

RISK OF PAYMENT DEFAULT

     The Company after this Offering intends generally to make five to seven year term loans, deferring amortization of principal for several years. The loans will have relatively high interest rates floating with the prime lending rate or a comparable index. These loans will be made to small and medium sized companies that may have limited financial resources and may be unable to obtain financing from traditional sources. These loans generally will be secured by the assets of the borrower. A borrower's ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral for the loan and a reduction in the likelihood of realizing on any guarantees obtained from the borrower's management. Although the Company often will seek to be the senior, secured lender to a borrower, the Company will not always be the senior lender, and the Company's interest in any collateral for a loan may be subordinate to another lender's security interest.

LONG-TERM CHARACTER OF INVESTMENTS

     The Company expects that it will take at least one and possibly one-and-a-half years for the net proceeds from the Offering to be substantially fully invested or loaned. See 'Use of Proceeds.' Since the Company generally intends to make five to seven year term loans and to hold its loans and related equity investments until the loans mature, an investor in the Company should not expect realization events, if any, to occur for a long time. In addition, the Company expects that its equity investments may require several years to appreciate in value and no assurance can be given that such appreciation will occur.

ILLIQUIDITY

     Liquidity relates to the ability of the Company to sell either a debt or equity security in a timely manner at a price that reflects the value of that security. Most of the investments of the Company will consist of securities acquired directly from their issuers in private transactions. The securities will usually be subject to restrictions on resale or otherwise illiquid because there will usually be no established trading market for such securities. The illiquidity of most of the Company's portfolio securities will adversely affect the ability of the Company to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Company to liquidate portfolio securities. To the extent that there exists any market, the market for illiquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of relatively liquid securities. In the absence of readily ascertainable market value, the valuation of securities in the Company's portfolio is determined in good faith by the Company's Board of Directors. The estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

LEVERAGE RISKS

     The Company expects that it will take at least one and possibly one-and-a-half years for the net proceeds from the Offering to be substantially fully invested or loaned. At such time as the Company believes that the remaining proceeds will be insufficient to fund new loans or investments anticipated to be made within the next twelve month period (other than temporary investments), it intends to leverage its assets by borrowing or issuing Senior Debt Securities up to the maximum amount permitted under the 1940 Act, which is currently an amount such that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of Senior Debt Securities. The use of leverage magnifies the potential for gain or loss on monies invested and, therefore, increases the risks associated with an investment in the Company's securities. See 'Business-- Leverage,' 'Regulation,' and 'Tax Status.'

POSSIBLE FAILURE TO OBTAIN PASS-THROUGH TAX TREATMENT; TAXATION OF BUILT-IN GAIN

     The Company was formed in 1986, and since that time has been subject to tax as an ordinary corporation under Subchapter C of the Code. After the Offering, the Company intends to qualify for and elect to be treated as a RIC under Subchapter M of the Code. If the Company qualifies as a RIC, it will be able to take a deduction against its otherwise taxable income for certain dividends it pays, allowing it to substantially reduce or eliminate its corporate-level tax liability. Failure to qualify for RIC status will result in the imposition of corporate-level taxes that will substantially reduce the returns available to purchasers of Common Stock. Such a failure would have a material adverse effect on the Company and its shares.

     The tax consequences of converting an existing corporation from taxation under Subchapter C of the Code to taxation as a RIC under Subchapter M of the Code are uncertain. The Company has requested a ruling from the IRS that would clarify the consequences of the conversion. Although the Company expects a favorable ruling, there can be no assurance that the IRS will issue a favorable ruling or that such a ruling would be issued on a timely basis.

     If the Company does not receive a favorable ruling on a timely basis it will treat the conversion as triggering a deemed sale of all the Company's assets. The deemed sale would cause the Company to pay approximately $3.1 million of additional tax (based on the Company's June 30, 1997 financial results), which potential liability is included on the Company's financial statements as a deferred tax liability. The Company would also pay a taxable dividend to holders of Common Stock before the end of its first tax year during which it wishes to be treated as a RIC equal to the gain recognized on the deemed sale, reduced by the tax payment referred to above. The dividend would be approximately $5.9 million (based on the Company's June 30, 1997 financial results).


     If the Company receives a timely favorable ruling, it will not pay additional tax or a special dividend in connection with its conversion to RIC status. The Company's basis in the assets it owned before the Offering will be less than their fair market value by approximately $9.0 million ('built-in gain'). If the Company disposes of any asset held on the date of the Offering within ten years of the Offering, and it recognizes any built-in gain from the disposition of the asset, it generally will be liable for corporate-level tax on the gain. If all of the built-in gain assets were sold, the built-in gain tax would be approximately $3.1 million at current corporate tax rates. Such taxes will reduce the funds otherwise available for the Company's operations or for distribution to stockholders. See 'Tax Status--Conversion to RIC Status.'


     POTENTIAL PURCHASERS OF COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THE COMPANY'S CONVERSION TO RIC STATUS, AND THE TAX TREATMENT OF THE COMPANY'S BUILT-IN GAIN.

RISK OF LOSS OF PASS-THROUGH TAX TREATMENT

     To maintain its qualification as a RIC, the Company must meet income source and distribution rules and asset diversification requirements. If the Company qualifies as a RIC, the Company will not be subject to federal income tax in any given tax year to the extent it distributes its income to its stockholders. The income distribution requirement is satisfied if the Company distributes at least 90% of its net investment income to stockholders. Because the Company intends to use leverage, it is subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. The asset diversification requirements must be met at the end of each calendar quarter. Failure to meet these tests may result in the Company having to quickly dispose of certain investments in order to prevent the loss of pass-through treatment. Since most of the Company's investments will be illiquid, such dispositions, if possible, may not be made at prices advantageous to the Company and, in fact, may result in substantial losses. If the Company fails to qualify for pass-through tax treatment for any reason and becomes fully subject to corporate income tax, the resulting corporate taxes could substantially reduce the Company's net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on the Company and its shares. See 'Business--Leverage,' 'Tax Status,' and 'Regulation.'

ABSENCE OF A PUBLIC MARKET; DETERMINATION OF OFFERING PRICE; MARKET PRICE DISPARITIES

     Prior to this Offering, there has been no public market for the Common Stock. Consequently, the initial public offering price will be determined through negotiations between the Company and the representative of the Underwriters. See 'Underwriting' for a discussion of factors to be considered in determining the initial public offering price. There can be no assurance that a regular trading market for the Common Stock will develop after this Offering or, if developed, that a public trading market can be sustained. The initial public offering price will not necessarily reflect, and may be higher than, the market price of the Common Stock after the Offering.

     Shares of closed-end investment companies frequently trade at a discount from net asset value, but shares of some have historically traded at a premium to net asset value. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that a company's net asset value per share will decline. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

INTEREST RATE RISK AND HEDGING


     The Company's income will, in part, depend upon the 'spread' between the rate at which it borrows funds and the rate at which it loans these funds. The Company anticipates eventually using a combination of long-term and short-term borrowings to finance its lending activities and engaging in interest rate risk management techniques, including various interest rate hedging activities such as interest rate swaps and purchased interest rate caps and floors. There can be no assurance, however, that a significant change in market interest rates will not have a material adverse effect on the Company's profitability. Additionally, interest rate hedging activities are a type of off-balance sheet financial derivative and, as such, involve, to varying degrees, interest rate and credit risk in excess of the amount recognized in the Company's balance sheet. Interest rate swaps are agreements to exchange fixed and floating interest rate payments calculated on a notional principal amount. The floating rate is based on a money market index, primarily short-term LIBOR indices. Purchased interest rate caps and floors, respectively, are agreements where, for a fee, the counterparty agrees to pay the amount, if any, by which a specified market interest rate exceeds or is less than a defined rate applied to a notional amount. For interest rate swaps, caps and floors, only periodic cash payments and, with respect to caps and floors, premiums are exchanged. Therefore, cash requirements and exposure to credit risk are significantly less than the notional value, although greater than the amount recognized in the Company's balance sheet.


RISK OF UNAVAILABILITY OF FUNDS

     Once the Offering proceeds are substantially invested, the Company will have a continuing need for capital to finance its loans and investments. In order to maintain RIC status, the Company will distribute to its stockholders 90% of its investment company taxable income. Accordingly, such earnings will not be available to fund the Company's loans and investments. The unavailability of funds from commercial banks or other sources on terms favorable to the Company could have a material adverse effect on the Company. See 'Management's Discussion and Analysis of Financial Condition and Results of Operations--Financial Condition, Liquidity and Capital Resources' and 'Distributions.'

COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES

     A large number of entities and individuals compete to make the types of investments made by the Company, many of whom have greater financial resources than the Company. As a result of this competition, the Company may from time to time be precluded from entering into attractive transactions. There can be no assurance that the

Company will be able to identify and make investments which satisfy the Company's investment objectives or that it will be able to invest fully its available capital.

DEPENDENCE ON MANAGEMENT

     The Company will be dependent for the final selection, structuring, closing and monitoring of its investments on the diligence and skill of David Gladstone, Malon Wilkus, Adam Blumenthal and other management members. Although each of the aforementioned individuals has an employment contract with the Company, the loss of the services of any of such individuals could have a material adverse effect on the Company. The Company does not plan to maintain key man life insurance with respect to any of its executives. See 'Management.'

LACK OF PREVIOUS LENDING OPERATIONS

     Although the Company has significant expertise in arranging financing for, and investing in, small and medium sized businesses and has assisted in arranging financings aggregating over $400 million, the Company has not previously made any commercial loans. Consequently, the Company has no prior experience in loan administration. The Company has, however, entered into an agreement with Riggs Bank pursuant to which the bank will provide certain loan accounting administrative services for the Company's loans. Because the Company has not previously made loans, it has no experience in workouts of troubled loans as a lender. However, the Company has extensive experience as a financial adviser to troubled companies. In addition, Mr. Gladstone has more than 22 years of experience in making and working out loans to, and investing in, small and medium sized businesses, and, after the Offering, the Company plans to hire an additional four professionals with substantial lending experience. The success of the Company will be dependent upon its ability to attract and retain financial professionals.


     The Company intends to obtain licenses in certain states in order to make commercial loans. The time required to obtain these licenses may delay the Company's ability to make loans to businesses in those states.


CERTAIN ANTI-TAKEOVER PROVISIONS

     The Company's Second Amended and Restated Certificate of Incorporation and Second Amended and Restated By-laws contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for the Company and thereby inhibit a change in control of the Company in circumstances that could give the holders of Common Stock the opportunity to realize a premium over the then prevailing market price for the Common Stock. See 'Description of Capital Stock--Certain Provisions of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated By-Laws.'

SHARES ELIGIBLE FOR RESALE


     Upon consummation of the Offering and the entire amount of the Direct Offering, the Company will have 9,808,767 shares of Common Stock outstanding. Following the Offering, sales of substantial amounts of the Common Stock in the public market pursuant to Rule 144 or otherwise, or the availability of such shares for sale, could adversely affect the prevailing market prices for the Common Stock and impair the Company's ability to raise additional capital through the sale of equity securities should it desire to do so. See 'Shares Eligible for Future Sale.'


                                USE OF PROCEEDS


     The net proceeds of the Offering and the Direct Offering, assuming that the Direct Offering is sold in full, are estimated to be approximately $126,508,000 ($144,085,000 if the Over-Allotment Option is exercised in full) after deducting the underwriting discounts and commissions and estimated Offering expenses payable by the Company. The Company will use approximately $636,000 of the net proceeds of the Offering to repay the outstanding debt on its term loan and its acquisition credit facility with NCBDC, which bear interest at rates ranging from 1.5% to 3% per annum over such lender's base rate and which mature or terminate on November 30, 2001 and May 7, 2004, respectively. The remainder of the net proceeds will be invested in accordance with the Company's investment objectives and policies. See 'Business--Strategy--Selection of Loan Opportunities' and 'Investment Objectives and Policies.' The Company estimates that it will take at least one and possibly up to one and one half years for the net proceeds of the Offering to be substantially fully loaned or invested, depending on the availability of appropriate opportunities and other market conditions. Pending such investment, the proceeds will be invested primarily in certain temporary investments. See 'Business--Temporary Investments.'

                                 DISTRIBUTIONS

     The Company intends to distribute quarterly 90% or more of its net investment income and net realized short-term capital gains, if any. The first distribution is expected to be declared approximately 60 days after the date of this Prospectus. Net realized long-term capital gains, if any, may be distributed annually, as a special distribution, or retained. There can be no assurance that the Company will achieve results that will permit the payment of any cash distributions. For a discussion of the consequences for stockholders of net realized long-term capital gains that are retained by the Company, see 'Tax Status.' All cash distributions will be reinvested automatically under the Company's Reinvestment Plan in additional whole and fractional shares unless a stockholder elects to receive cash. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in the Reinvestment Plan on the stockholder's behalf. See 'Risk factors--Risk of Loss of Pass-Through Tax Treatment' and 'Reinvestment Plan.'

                                 CAPITALIZATION


     The following table sets forth (i) the actual capitalization of the Company as of June 30, 1997, which reflects a stock dividend pursuant to which each outstanding share of Common Stock will effectively convert into 29.859 shares, to become effective immediately prior to the Effective Date of the Registration Statement, and (ii) the capitalization of the Company as of June 30, 1997, as adjusted to reflect the effects of (A) the sale of the Common Stock offered hereby by the Company including the assumed sale of 722,437 shares in the Direct Offering, (B) the repayment in full of a loan by the Company to the Company ESOP which occurred as of July 28, 1997 and, pursuant to the Company's Second Amended and Restated Certificate of Incorporation, the simultaneous conversion of Preferred Stock held by the Company ESOP into Common Stock on a one share to one share basis, (C) the effectiveness of the Company's Second Amended and Restated Certificate of Incorporation increasing the amount of authorized Preferred Stock and Common Stock, (D) a contribution of 529 shares of Common Stock made to the Company ESOP as of July 28, 1997, and (E) the application of the net proceeds as set forth under 'Use of Proceeds.' This table does not reflect any exercise of the Over-Allotment Option, the Underwriters' Warrants or any options to be issued under the Company's 1997 Stock Option Plan.



                                                                                       JUNE 30, 1997
                                                                                ---------------------------
                                                                                                    AS
                                                                                  ACTUAL       ADJUSTED(1)
                                                                                ----------     ------------
Due to related parties......................................................    $   39,612     $         --
Notes payable...............................................................     1,019,309               --
                                                                                ----------     ------------
                                                                                 1,058,921               --
Stockholders' equity:
  Preferred stock, $.01 par value, 100,000 shares authorized (5,000,000 shares as adjusted) and 6,857 issued and outstanding (0 issued and
     outstanding as adjusted)...............................................     1,419,399               --
  Unearned ESOP shares......................................................       (27,956)              --
  Common stock, $.01 par value, 100,000 shares authorized (20,000,000 shares as adjusted) and 481,058(2) issued and outstanding (9,808,767 issued
     and outstanding as adjusted)...........................................         4,811           98,088
  Capital in excess of par value............................................        10,407      127,852,459
  Retained earnings.........................................................     5,456,639        5,420,748
                                                                                ----------     ------------
Total stockholders' equity..................................................     6,863,300      133,371,294
                                                                                ----------     ------------
Total capitalization........................................................    $7,922,221     $133,371,294
                                                                                ----------     ------------
                                                                                ----------     ------------


------------------

(1) Assumes an Offering Price of $15.00 for the Offering, an offering price of $13.95 for the Direct Offering and estimated expenses of $750,000.


(2) Actual outstanding shares on June 30, 1997 were 16,111.

                 SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA



     The following table sets forth selected consolidated financial data and other operating information of the Company. The selected consolidated statement of income and consolidated balance sheet data as of and for the four years ended December 31, 1996 are derived from the Company's audited consolidated financial statements. The selected consolidated statement of income and consolidated balance sheet data as of and for the year ended December 31, 1992 and as of and for the six months ended June 30, 1997 and 1996 are derived from unaudited consolidated financial statements. The unaudited consolidated financial statements include all adjustments, consisting of normal recurring accruals, which the Company considers necessary for a fair presentation of the financial position and the results of operations for these periods. Operating results for the six months ended June 30, 1997 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 1997. The data should be read in conjunction with the consolidated financial statements, related notes, and other financial information included herein.



                                                                                                  SIX MONTHS ENDED
                                                    YEAR ENDED DECEMBER 31,                           JUNE 30,
                                  -----------------------------------------------------------  ----------------------
                                  1992(1)(2)     1993(1)       1994        1995        1996        1996        1997
                                  -----------   ----------  ----------  ----------  ----------  ----------  ----------
                                  (UNAUDITED)
                                                                                                      (UNAUDITED)
STATEMENT OF INCOME DATA:
REVENUE
Financial advisory fees.......... $   891,340  $1,195,821  $1,433,891  $1,148,752  $1,738,295  $  838,625  $  860,431
Financial performance fees.......          --     210,000     708,377   1,288,797     649,030     240,980     743,600
Other............................     156,380     476,337     355,963     268,083     359,097     212,435     337,658
                                  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Total revenue....................   1,047,720   1,882,158   2,498,231   2,705,632   2,746,422   1,292,040   1,941,689

OPERATING EXPENSES
Salaries and benefits............     462,910     751,755   1,350,909   1,484,833   1,067,315     514,807     619,851
General and administrative.......     252,634     386,816     523,233     573,102     926,502     374,500     700,006
Other operating expenses.........     159,870     292,842     345,056     278,212     355,693     184,464     425,316
Provision for doubtful accounts..          --          --          --     302,283     224,329     100,250    (177,198)
Interest.........................      15,948      38,960      36,001      37,037      32,959      11,223      41,709
Depreciation and amortization....       9,516      22,526      33,198      35,415      39,016      18,350      21,832
ESOP contribution................     100,917     166,273     317,361     216,827     215,883     103,328       7,296
                                  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Total operating expenses.........   1,001,795   1,659,172   2,605,758   2,927,709   2,861,697   1,306,922   1,638,812
                                  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Net operating income (loss)
  before investment activity.....      45,925     222,986    (107,527)   (222,077)   (115,275)    (14,882)    302,877
Unrealized appreciation
  (depreciation) of investments..     619,760     (61,660)    956,294     370,696     483,665     398,498   5,332,369
Realized gain (loss) on
  investments....................          --          --     (22,784)     66,148          --          --          --
                                  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Income before income taxes and
  extraordinary item.............     665,685     161,326     825,983     214,767     368,390     383,616   5,635,246
Provision for (benefit from)
  income taxes...................     212,346      (2,458)    421,664      57,381     159,251     149,454   2,150,893
                                  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Income before extraordinary
  item...........................     453,339     163,784     404,319     157,386     209,139     234,162   3,484,353
Extraordinary item...............      60,228          --          --          --          --          --          --
                                  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Net income....................... $   513,567  $  163,784  $  404,319  $  157,386  $  209,139  $  234,162  $3,484,353
                                  -----------  ----------  ----------  ----------  ----------  ----------  ----------
                                  -----------  ----------  ----------  ----------  ----------  ----------  ----------
SUPPLEMENTAL PER SHARE DATA:(3)
Net operating income (loss)
  before investment activity.....                                                  $    (0.17)             $     0.44
Income before extraordinary
  item...........................                                                        0.30                    5.08
Net income.......................                                                        0.30                    5.08
Weighted average shares
  outstanding....................                                                     686,330                 686,330

                                                         DECEMBER 31,                                 JUNE 30,
                                  -----------------------------------------------------------  ----------------------
                                  1992(1)(2)    1993(1)       1994        1995        1996        1996        1997
                                  -----------  ----------  ----------  ----------  ----------  ----------  ----------
                                  (UNAUDITED)                                                       (UNAUDITED)
BALANCE SHEET DATA AT PERIOD END:
Investments...................... $ 2,173,202  $2,111,542  $3,045,052  $3,422,422  $3,980,421  $3,820,920  $9,685,679
Cash and cash equivalents........     206,204     229,674     203,234     359,029     322,664     312,001     726,086
Total assets.....................   2,713,821   2,821,611   3,930,365   4,382,994   5,432,265   4,890,574  11,369,683
Total liabilities................   1,244,751     971,102   1,358,919   1,437,335   2,060,614   1,606,455   4,506,383
Total stockholders' equity.......   1,469,070   1,850,509   2,571,446   2,945,659   3,371,651   3,284,119   6,863,300

OPERATING STATISTICS
  (DOLLARS IN THOUSANDS):
  (UNAUDITED)
Number of financings arranged
  during the period..............           1           6           2           4           4           2           2
Amount of financings arranged.... $    35,153  $   42,862  $   16,470  $  131,039  $   49,931  $    8,080  $   39,539
Number of portfolio companies as
  of end of period...............           2           4           5           5           5           5           6



------------------


(1) Beginning January 1, 1994, the Company prospectively adopted the provisions of AICPA Statement of Position 93-6, 'Employers' Accounting for Employee Stock Ownership Plans' (SOP 93-6). Through December 31, 1993, the Company accounted for ESOP shares in accordance with AICPA Statement of Position 76-3.



(2) Effective January 1, 1993, the Company changed its method of accounting for income taxes from the deferred method to the liability method required by FASB Statement No. 109, 'Accounting for Income Taxes.' As permitted under the new rules, financial statements as of and for the year ended December 31, 1992 have not been restated for the effect of this change. The cumulative effect of adopting Statement 109 as of January 1, 1993 was immaterial for financial statement presentation.



(3) Per share data for periods not shown is not meaningful, in part, because of the July 28, 1997 conversion of the Company ESOP's Preferred Stock into Common Stock. See 'Capitalization.'

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

     The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Selected Consolidated Financial and Other Data, the Company's consolidated financial statements and the notes thereto and the other financial data included elsewhere in this Prospectus.

GENERAL

     The Offering will significantly increase the Company's capital resources. Prior to the Offering, the Company operated as a specialty finance company principally engaged in arranging commercial loans for small and medium sized businesses and making equity investments in certain of these businesses. The Company has not historically made loans itself because it has lacked the financial resources to do so. The amount of capital available for direct investments by the Company has been small. Subsequent to the Offering, the Company will operate as a finance company and as a closed-end investment company that has elected to be treated as a business development company, the primary business of which will be lending to and investing funds in small and medium sized businesses. As a result of this change, the Company's operating results subsequent to the Offering are anticipated to be significantly different from its operating results prior to the Offering. In addition, the Company plans to contribute the assets and operations relating to its existing business to a wholly-owned subsidiary. Thereafter, the financial results of the Company's subsidiaries will be reported by the Company using the equity method of accounting.

     The Company's financial results as reported under GAAP reflect significant adjustments from actual cash income. In particular, the Company has historically reported significant ESOP contributions, which reduce GAAP income and taxes without an outflow of cash.


     The Company's financial performance as reflected in its Consolidated Statements of Income is composed of four primary elements. The first element is 'Net Operating Income (Loss) Before Investment Activity,' which is the difference between the Company's income earned from arranging commercial loans for small and medium sized businesses and other financial advisory work and its total operating expenses including ESOP contributions, depreciation and interest expense. ESOP contributions, which reflect non-cash contributions to the Company's ESOP, historically have represented a significant component of total operating expenses. All required contributions to the Company's ESOP have been made by the Company, and further contributions will be made at the discretion of the Company's Board of Directors. The second element is 'Unrealized Appreciation (Depreciation) of Investments,' which is the net change in the fair value of the Company's portfolio assets at the end of the period compared with their fair values at the beginning of the period or their stated costs, as appropriate. In the six months ended June 30, 1997 and in each of the years ended December 31, 1996, 1995 and 1994, 'Unrealized Appreciation (Depreciation) of Investments' exceeded Net Operating Income (Loss) Before Investment Activity. The third element is 'Realized Gain (Loss) on Investments,' which reflects the difference between the proceeds from a portfolio investment at the time the gain or loss is realized, and the value at which the investment was carried on the Company's balance sheet. The fourth element is Provision for (Benefit from) Income Taxes, which reflects a statutory tax rate applied to the Company's GAAP pretax income. Actual taxes paid have historically been lower than the Provision for (Benefit from) Income Taxes, which has resulted in a Deferred Tax Liability on the Company's balance sheet.


FISCAL YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                                                               YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------------
                                                                          1994           1995           1996
                                                                       ----------     ----------     ----------
Total Revenue......................................................    $2,498,231     $2,705,632     $2,746,422
Operating Expense Excluding ESOP Contribution......................     2,288,397      2,710,882      2,645,814
ESOP Contribution..................................................       317,361        216,827        215,883
                                                                       ----------     ----------     ----------
Net Operating Income (Loss) Before Investment Activity.............      (107,527)      (222,077)      (115,275)
Unrealized Appreciation of Investments.............................       956,294        370,696        483,665
Realized Gain (Loss) on Investments................................       (22,784)        66,148             --
Provision for Income Taxes.........................................       421,664         57,381        159,251
                                                                       ----------     ----------     ----------
Net Income.........................................................    $  404,319     $  157,386     $  209,139
                                                                       ----------     ----------     ----------
                                                                       ----------     ----------     ----------

  Net Operating Income (Loss)

     Net Operating Income (Loss) is the difference between the Company's Total Revenue earned from arranging commercial loans for small and medium sized businesses and other financial advisory work and its Total Operating Expenses including ESOP contributions, depreciation and interest expense.

  Total Revenue

     Total Revenue consists predominantly of Financial Advisory Fees, which are hourly or periodic fees earned by the Company for providing advice and analysis to small and medium sized businesses, and Financial Performance Fees, which are fees earned on a contingent basis for structuring, financing, or executing transactions. During 1996, Financial Advisory Fees and Financial Performance Fees constituted 86.9% of Total Revenue; during 1995, Financial Advisory Fees and Financial Performance Fees constituted 90.1% of Total Revenue; and during 1994, Financial Advisory Fees and Financial Performance Fees constituted 85.8% of Total Revenue. During each of the fiscal years ended December 31, 1996 and 1995, the Company earned Total Revenue of $2.7 million. Total Revenue for 1995 reflected an 8.3% increase over 1994 Total Revenue of $2.5 million. Other components of Total Revenue consisted primarily of expense reimbursements.

  Operating Expenses

     Total Operating Expenses at the Company were $2.9 million in 1996, a 2.3% decrease from 1995. Total Operating Expenses for 1995 reflected a 12.4% increase over 1994's level of $2.6 million. This increase in Total Operating Expenses from 1994 primarily reflected an increase in Provision for Doubtful Accounts from $0 in 1994 to $302,000 in 1995 and to $224,000 in 1996. This Provision for Doubtful Accounts reflected an allowance for uncollectible fees related to two companies. One of these companies is expected to be liquidated, and no fees are expected to be recovered. The second company has, in the second quarter of 1997, begun making payments to reduce the amount owed to the Company. Salaries and benefits were $1.4 million in 1994 and $1.5 million in 1995, a 9.9% increase. Salaries and Benefits declined 28.1% to $1.1 million in 1996. This reduction in Salaries and Benefits is the result of an increased use of outside consultants in the Company's financial advisory work and the nonpayment of bonuses in 1996. General and Administrative expenses increased 9.5% from $523,000 in 1994 to $573,000 in 1995, and 61.7% to $927,000 in 1996. The increased use of consultants was the primary reason for the increase in General and Administrative expenses from 1995 to 1996.

  Interest Expense

     The Company's Interest Expense was $33,000 in 1996, $37,000 in 1995, and $36,000 in 1994. Interest Expense is primarily associated with credit facilities used by the Company to support its working capital requirements and, beginning in 1996, to finance a portion of its investments in small and medium sized businesses. The Company's total borrowings under these facilities were approximately $430,000 at December 31, 1996, $161,000 at December 31, 1995, and $238,000 at December 31, 1994. In addition, the Company had a note payable to its President in the amount of $74,000 at December 31, 1996, $66,000 at December 31, 1995, and $58,000 at December 31, 1994. During the past three years, the Company has paid interest on its debt obligations to unrelated parties at rates ranging from 1.5% above the lender's base rate of interest to 3% above such rate. The rate of interest on the Company's note payable to its President is 4% above the prime rate of interest. The Company intends to repay and cancel all of this indebtedness out of the proceeds of the Offering. See 'Use of Proceeds.'

  ESOP Contribution


     The Company made ESOP contributions of $216,000 in 1996, $217,000 in 1995, and $317,000 in 1994. These contributions represent an allocation of the preferred stock held by the ESOP to the Company's employees which preferred stock was converted into common stock on a one for one basis on July 28, 1997. See 'Capitalization.' As a result, these contributions did not result in a cash outflow from the Company. These contributions were deductible for tax purposes and served to reduce the Company's tax obligations. At December 31, 1996, unearned ESOP shares totaled $117,000, and the Company's obligation to make further contributions to the ESOP was limited to that amount. All of the ESOP shares have now been earned and allocated to participants and, therefore, the Company has no further obligation to make contributions to the ESOP. Management believes that a more complete understanding of the Company's results can be gained by viewing them on a pro forma, 'fully distributed' basis. This approach considers all ESOP shares which were allocated to employees to have been immediately outstanding and thus fully distributed. Consistent with this method, the ESOP compensation expense is excluded from fully distributed net operating income, and no portion of ESOP convertible preferred stock dividends are included in compensation expense. A comparison of results reported on a fully distributed basis to results reported under GAAP is as follows:

                                                                  YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------------------------------------------
                                               1994                        1995                        1996
                                     -------------------------   -------------------------   -------------------------
                                                   EXCL. ESOP                  EXCL. ESOP                  EXCL. ESOP
                                        GAAP      CONTRIBUTION      GAAP      CONTRIBUTION      GAAP      CONTRIBUTION
                                     ----------   ------------   ----------   ------------   ----------   ------------
Total Operating Expenses...........  $2,605,758    $ 2,288,397   $2,927,709    $ 2,710,882   $2,861,697    $ 2,645,814
Net Operating Income (Loss) Before
  Investment Activity..............    (107,527)       209,834     (222,077)        (5,250)    (115,275)       100,608

  Realized Gain (Loss) on Investments

     When an investment is sold, disposed of, or liquidated at a value different from the cumulative unrealized gain or loss associated with that investment, the difference between the ultimate value realized on the investment and its carrying value is shown as a realized gain or loss on the investment. The Company realized a gain of $66,000 in 1995 on the sale of an investment in a portfolio company and a loss of $23,000 on its investment in a portfolio company in 1994 due to the winding up of that company.

  Unrealized Appreciation of Investments

     For the years ended December 31, 1996, 1995, and 1994, the Company recorded net increases in unrealized appreciation of investments of $484,000, $371,000, and $956,000, respectively. Unrealized Appreciation represents the periodic increases and decreases in the fair market value of the investments in the Company's portfolio. Fair market value is determined by the Board of Directors of the Company, taking into account recent independent third party valuations of these investments. The following chart sets forth the components of Unrealized Appreciation of Investments for the years ended December 31, 1996, 1995, and 1994:

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                ---------------------------------
                                                                                  1994        1995         1996
                                                                                --------    ---------    --------
Erie Forge and Steel, Inc....................................................   $708,938    $(208,937)   $203,808
Good Stuff Food Company, Inc.................................................     67,750      499,250     (81,000)
Indiana Steel & Wire Corporation.............................................     12,608       (5,719)      9,057
Martino's Bakery, Inc........................................................    120,750      (18,250)    156,500
Mobile Tool International, Inc...............................................         --      170,500     195,300
The C.M. Kemp Manufacturing Company(1).......................................     46,248      (66,148)         --
                                                                                --------    ---------    --------
Total Unrealized Appreciation of Investments.................................   $956,294    $ 370,696    $483,665
                                                                                --------    ---------    --------
                                                                                --------    ---------    --------

------------------


(1) The Company's investment in the C.M. Kemp Manufacturing Company ('Kemp') was sold in 1995 for a gain over the original cost of the investment. The Company had recorded Unrealized Appreciation in the amount of this gain prior to the Sale and, thus, at the time of sale, Kemp was sold for the value at which it was then reflected on the Company's balance sheet. The Company then recorded depreciation of $66,000 in 1995 to reverse the Unrealized Appreciation and recognize the Realized Appreciation associated with the sale of Kemp.


  Provision for Income Taxes

     During 1996, 1995, and 1994, the Company was taxed as a C corporation under the Code. Unrealized appreciation (depreciation) does not affect the actual tax paid by the Company. However, under GAAP, the Company provides for income taxes based on its GAAP pretax income, which includes unrealized appreciation (depreciation). The result of this is that the Company reflects a deferred tax liability on its balance sheet. The Company recorded provisions for income taxes of $159,000 in 1996, $57,000 in 1995, and $422,000 in 1994.

SIX MONTHS ENDED JUNE 30, 1997 AND 1996

                                                                                       SIX MONTHS ENDED JUNE 30,
                                                                                       -------------------------
                                                                                          1996           1997
                                                                                       ----------     ----------
Total Revenue......................................................................    $1,292,040     $1,941,689
Operating Expense Excluding ESOP Contribution......................................     1,203,594      1,631,516
ESOP Contribution..................................................................       103,328          7,296
                                                                                       ----------     ----------
Net Operating Income (Loss) Before Investment Activity.............................       (14,882)       302,877
Unrealized Appreciation of Investments.............................................       398,498      5,332,369
Provision for Income Taxes.........................................................       149,454      2,150,893
                                                                                       ----------     ----------
Net Income.........................................................................    $  234,162     $3,484,353
                                                                                       ----------     ----------
                                                                                       ----------     ----------

  Total Revenue

     Total Revenue was $1.9 million in the first half of 1997 compared to $1.3 million in the first half of 1996, a 50.3% increase. Financial Advisory Fees increased to $860,000 in the first half of 1997 from $839,000 in the first half of 1996, and Financial Performance Fees in the first half of 1997 increased to $744,000 from $241,000 in the first half of 1996. This increase in financial performance fees, and resulting increase in Total Revenue, was associated with the Company's successful completion of an engagement to advise the Allied Pilots Association on the structuring of an employee option plan at American Airlines.

  Operating Expenses


     Total operating expenses increased to $1.6 million in the first half of 1997 from $1.3 million in the first half of 1996, a 25.4% increase. Salaries and benefits increased to $620,000 from $515,000, a 20.4% increase which was predominantly associated with increased levels of staffing. General and Administrative expenses increased to $700,000 from $375,000, an 86.9% increase primarily associated with the increased use of consultants by the Company. Other operating expenses increased 130.6% to $425,000 from $184,000, reflecting a variety of expenses associated with potential transactions. Interest expense increased to $42,000 in the first half of 1997 from $11,000 in the first half of 1996, a 271.6% increase associated primarily with increased levels of working capital financing on the Company's term loan facility from NCBDC, on which the Company pays interest at the rate of 1.5% above the finance company's base rate of interest.


     The Company changed its evaluation of collectibility of a receivable from Martino's Bakery, Inc. due to Martino's improved financial condition, restructuring of repayment terms, and subsequent payment history. Therefore, the Company recorded a reversal in its provision for doubtful accounts totaling $177,000 for the six months ended June 30, 1997.

  ESOP Contribution

     The Company made contributions to its ESOP of $7,000 in the first half of 1997 and $103,000 in the first half of 1996. As stated above, these contributions did not result in a cash outflow from the Company. At June 30, 1997, the unearned ESOP shares totaled $28,000, and the Company's obligation to make further contributions to the ESOP was limited to that amount. Management anticipates that all of the ESOP shares will be earned and distributed prior to the Offering. The Company will have no further obligation to make contributions to the ESOP. As stated above, management believes that a more complete understanding of the Company's results can be gained by viewing them on a proforma, 'fully distributed' basis. A comparison of results reported on a fully distributed basis to results reported under GAAP is as follows:

                                                                        SIX MONTHS ENDED JUNE 30,
                                                       -----------------------------------------------------------
                                                                  1996                            1997
                                                       ---------------------------     ---------------------------
                                                                       EXCL. ESOP                      EXCL. ESOP
                                                          GAAP        CONTRIBUTION        GAAP        CONTRIBUTION
                                                       ----------     ------------     ----------     ------------
Total Operating Expenses...........................    $1,306,922      $ 1,203,594     $1,638,812      $ 1,631,516
Net Operating Income (Loss) Before Investment
  Activity.........................................       (14,882)          88,446        302,887          310,173

  Unrealized Appreciation of Investments


     For the six months ended June 30, 1997 and 1996, the Company recorded net increases in Unrealized Appreciation of Investments of $5,332,000 and $398,000 respectively. Included in Unrealized Appreciation of Investments during the first six months of 1997 was $4.4 million associated with the acquisition of Biddeford Textile Company, formerly the blanket operation of the electric blanket manufacturing division of Sunbeam Products, Inc.

The Company structured a buyout transaction in which the Company, a local investor group, management, and Biddeford employees each received an ownership position at Biddeford in the second quarter of 1997. The appreciation of the Biddeford investment was determined by an independent valuation as of June 30, 1997. The Biddeford investment further diversified the Company's portfolio, which previously included investments in food products, steel products, and lift truck manufacturing, into consumer textile products. The following table sets forth the components of Unrealized Appreciation of Investments for the six months ended June 30,1997 and 1996:

                                                                               SIX MONTHS ENDED JUNE 30,
                                                                              ----------------------------
                                                                                          1996
                                                                              ----------------------------
Erie Forge and Steel, Inc..................................................   $                    102,053
Good Stuff Food Company, Inc...............................................                        (27,000)
Indiana Steel & Wire Corporation...........................................                          4,528
Martino's Bakery, Inc......................................................                        130,417
Mobile Tool International, Inc.............................................                        188,500
Biddeford Textile Corporation..............................................                             --
                                                                              ----------------------------
Total Unrealized Appreciation of Investments...............................   $                    398,498
                                                                              ----------------------------
                                                                              ----------------------------


                                                                                         1997

                                                                             ----------------------------

Erie Forge and Steel, Inc..................................................  $                         --

Good Stuff Food Company, Inc...............................................                       355,675

Indiana Steel & Wire Corporation...........................................                            --

Martino's Bakery, Inc......................................................                        20,000

Mobile Tool International, Inc.............................................                       557,089

Biddeford Textile Corporation..............................................                     4,399,605

                                                                             ----------------------------

Total Unrealized Appreciation of Investments...............................  $                  5,332,369

                                                                             ----------------------------

                                                                             ----------------------------


  Provision for Income Taxes

     The Company recorded provisions for income taxes of $2.2 million for the six months ended June 30, 1997 and $149,000 for the six months ended June 30, 1996. As stated above, this provision is determined based on GAAP pretax income, which includes unrealized appreciation (depreciation).

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

     At June 30, 1997, the Company had $726,000 in cash and cash equivalents. The Company's sources of funds have historically been operating cash flows and borrowings from NCBDC, a finance company. At June 30, 1997, the Company had a term loan commitment from the finance company in the amount of $1.0 million which is subject to a two-year draw-down period ending in May 1999. During the draw-down period, individual draws can be made in increments of a minimum of $100,000 for the purpose of making investments in small and medium sized businesses. Each draw on the loan is payable over a five year term from the date of the draw. The interest rate is the finance company's base rate plus 3%. This arrangement is secured by accounts receivable, furniture, fixtures, equipment, and the Company's investments in shares of common stock in the Portfolio Companies. As of June 30, 1997, the outstanding balance on this facility was $636,000 and the interest rate was 11.50%.


     At June 30, 1997, the Company also had a five year credit arrangement with the same finance company which is a line of credit with a term conversion provision. During only the first two years of the agreement, which commenced in December 1996, the Company has the ability to borrow up to $500,000 with interest payable monthly. The balance outstanding after the initial two-year period is payable in equal monthly installments of principal plus accrued interest over the remaining three years. The interest rate is the finance company's base rate plus 1.5%. This arrangement is secured by accounts receivable, furniture, fixtures, equipment, and 56,270 shares of common stock in Erie Forge and Steel, one of the Company's investments, and is subject to cross-collateralization and cross-default arrangements with the Company's other credit facility from the finance company. At June 30, 1997, the outstanding balance on this facility was approximately $383,000 and the interest rate was 10%. The outstanding balance on this facility was fully retired on July 15, 1997. The credit facilities require that the Company receive the finance company's consent before, among other things, encumbering its assets, merging, or consolidating with another entity. In addition, the realization of gains on the Company's investment portfolio may trigger repayment obligations with respect to the credit facilities. At June 30, 1997, the Company also had a demand note payable to its President in the amount of approximately $40,000. The note bears interest at the rate of 4% over the prime rate of interest; the interest rate on the note was 12.25% at June 30, 1997. This note was paid in full on August 4, 1997.


     The Company intends to repay its remaining credit facility with a portion of the proceeds of the Offering, and to cancel it at that time. See 'Use of Proceeds.' The credit facility does not contain a prepayment penalty. Immediately subsequent to the Offering, the Company expects to have cash resources in excess of $100 million, and no indebtedness. Because it is a business development company, the Company is required to distribute quarterly 90% or more of its interest income and net realized short-term capital gains. While the Company will provide stockholders with the option of reinvesting their distributions in the Company, the Company anticipates having to borrow to obtain liquidity after the proceeds of the Offering have been fully invested. See 'Distributions,' 'Business--Leverage,' and 'Reinvestment Plan.'

                                    BUSINESS

     American Capital is a specialty finance company that has been principally engaged in arranging commercial loans for small and medium sized businesses throughout the United States and has made equity investments in certain of these businesses. While the Company has historically not made loans because it lacked the financial resources to do so, after the Offering, the Company plans to make senior and subordinated commercial loans to small and medium sized businesses at relatively high interest rates, accompanied by warrants or stock ownership. The Company was founded in 1986, is headquartered in Bethesda, Maryland, a suburb of Washington, D.C., and has professionals based in or near New York, Pittsburgh, San Francisco, Savannah and Boston.

     The Company has significant expertise in arranging financing from banks and financing companies for small and medium sized businesses. Since its formation in 1986, the Company has arranged 29 financings aggregating over $400 million. In addition, David Gladstone, the Company's Chairman, has over 22 years experience in making loans to and investing at Allied Capital. While either Chairman or President of Allied Capital, Mr. Gladstone oversaw, during the years 1992 through 1997, in excess of $850 million of financing for many small and medium sized businesses and raised, during the years 1985 through 1997, seven funds totalling over $430 million in equity. The Company currently has twelve professionals who are involved in structuring and arranging financing for small and medium sized businesses, and upon completion of the Offering, the Company plans to hire an additional four professionals with business lending experience. The Company believes that this expertise will help it to be successful in lending to small and medium sized businesses.

     The Company has established itself as a leading firm in structuring and obtaining funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of an ESOP. The selling entities have included Sunbeam Corporation, the U.S. Office of Personnel Management, American Premier Underwriters, Inc. (formerly Penn Central Corporation), Campbell Soup Company, Inc., Union Carbide Corporation, National Forge Company, Inc., Air Products & Chemicals, Inc., General Cable Corporation, PPG Industries, Inc., GenCorp, Inc., American Maize-Products Company, Ampco-Pittsburgh Corporation, and British Petroleum Company. In most of the ESOP transactions structured by the Company, the employees agree to restructure their wages and benefits so that overall cash compensation is reduced in favor of contribution of stock to an ESOP. The Company structures the resulting company so that the fair market value of stock contributed to the employees' ESOP can be deducted from corporate income before paying taxes. Restructuring employee compensation together with the ESOP tax advantages has the effect of improving the cash flow of the ESOP company. Principals of the Company have served on the boards of directors of 18 ESOP companies.

     The Company has also provided financial advisory services to the following entities or to parties involved in transactions with such entities: AMR Corporation (parent of American Airlines, Inc.), Massachusetts Financial Services Company, Wings Holdings, Inc. (then parent of Northwest Airlines, Inc.), Northwestern Steel and Wire Company, Goldendale Aluminum Company, Inc., Columbia Aluminum Corporation, Flair Corporation, Bidermann Industries Corporation, Simmons Company, John Morrell & Company, Inc., The Circle K Corporation, and H.P. Hood, Inc.

     The Company believes that, through its current business, it has established an extensive referral network comprised of venture capitalists, investment bankers, attorneys, commercial bankers and business and financial brokers. While the Company plans to continue structuring ESOP transactions, it also intends to utilize its referral network to expand the Company's operations by making loans to ESOP Companies and by financing small and medium sized businesses without ESOPs. The Company's referral network includes relationships with Riggs Bank and NCBDC under which they, in certain instances, will refer small and medium sized business financing opportunities to the Company. The Company intends to enter into similar referral arrangements with other financial institutions, but no assurance can be given that it will be able to do so.

     Since 1990, the Company made equity investments in eight of the businesses that it assisted. The Company's Board of Directors has determined the value of its equity investments based on valuations by independent firms that were conducted as of dates between December 31, 1996 and June 30, 1997. Based on those six valuations and the net realized gains from the Company's other two investments, the return on the Company's equity investment from August 20, 1990 to June 30, 1997 was 47.0% per annum. As of June 30, 1997, the Company retained six of its equity interests with an aggregate value of $9.7 million.

STRATEGY

     The Company intends to make loans at favorable interest rates to small and medium sized businesses that are underserved by traditional lenders. The Company plans to use its established network of loan referral sources to make senior and subordinated loans to selected businesses that do not have sufficient access to traditional sources of lending. The Company's business strategy contemplates that (i) the net capital gains from the sale of the warrants or stock it receives in connection with its lending activities will exceed any losses it may experience from loan defaults, (ii) the fee income it derives from its lending will provide the Company with a source of revenue in excess of its general and administrative expenses (excluding interest expense), and (iii) the Company will derive additional income from its financial advisory services. No assurance can be given that the Company will achieve its investment objectives or that its business strategy will be successful.

     The Company believes that many opportunities exist to provide loans to small and medium sized businesses and plans to take advantage of these opportunities. According to the Small Business Administration, small businesses employed 53% of the private work force, contributed 47% of all sales in the United States, and were responsible for 50% of the private gross domestic product in 1995. Small businesses produced an estimated 75% of the 2.5 million new jobs created during 1995 and had total revenues of $449.2 billion in 1995. The number of small businesses has increased 49% from 1982 to 1995. As of 1994, there were approximately 22.1 million non-farm businesses in the United States, of which 99% are small businesses. The Company believes that the market for commercial loans to these small and medium sized businesses is underserved for a number of reasons. First, traditional lenders such as commercial banks and savings and loans, generally are burdened with an overhead and administrative structure and operate in a regulatory environment that hinders them from lending effectively to these businesses. Second, consolidation in the banking industry during the past decade decreased the number of banks willing to lend to small and medium sized businesses, as the larger acquiring banks sought to limit both the credit exposure and monitoring costs associated with loans to these businesses. Third, the banking and savings and loan industries have experienced structural and regulatory changes that have greatly affected the ability of traditional financial institutions to make funds available for loans to small and medium sized businesses. Additionally, the Company believes that many small and medium sized businesses prefer to obtain financing from non-bank finance companies rather than federally insured financial institutions that are perceived to be subject to regulatory pressure to demand the repayment of loans when a borrower encounters a period of economic difficulties.

     The Company believes that it is well positioned to provide financing to small and medium sized businesses. The Company is not burdened with the capital and other regulatory requirements of the banking and savings and loan industries and has relatively low overhead and administrative expenses. At the same time, the Company believes that it has the experience and expertise to satisfy the financing needs of small and medium sized businesses. In particular, the Company intends to utilize its expertise in corporate spinoffs and ESOP transactions as well as Mr. Gladstone's twenty-two years of experience in financing small to medium sized businesses to realize a competitive advantage. The Company plans to use its established network of loan referral sources, the relationships of its Chairman David Gladstone and its referral arrangements with Riggs Bank and NCBDC to generate opportunities to make senior and subordinated loans to selected businesses that do not have sufficient access to traditional sources of lending. Moreover, the Company's strategy of making equity investments in its borrowers is intended to closely align the interests of the Company and its borrowers, thereby reducing transaction costs, conveying the Company's commitment to its borrowers and enhancing the Company's attractiveness as a financing source.

     The Company will target small and medium sized businesses that meet certain criteria, including the potential for growth, adequate assets for loan collateral, experienced management teams with significant ownership interest in the business, profitable or near profitable operations and potential opportunities for the Company to realize appreciation and gain liquidity in its equity position. Liquidity can be achieved through a sale of a business, a public offering by the business or by the Company exercising its rights to require the business to buy back the Company's warrants or stock. The Company expects to serve businesses that need funds to finance growth, restructure their balance sheet or effect a change of control. In a change of control situation, the Company will continue to use ESOP buyouts or traditional buyouts. ESOP buyouts will typically be used instead of traditional buyouts in circumstances where total labor costs are significant in relationship to operating income. ESOP buyouts will also be used where sellers qualify for certain ESOP related tax advantages.

     The Company will continue to make available significant managerial assistance to its borrowers and other portfolio companies. Such assistance will typically involve closely monitoring the operations of each company, participating in its board and management meetings, being available for consultation with its officers, and providing organizational and financial guidance.

     The Company's loans to these businesses typically will range from $1 million to $10 million, mature in five to seven years, and require monthly interest payments at an annualized variable rate that exceeds the prime rate. The Company will also make fixed rate loans. Amortization of principal will generally be deferred for several years. The Company will focus on making loans accompanied by warrants or stock ownership. The warrants will typically have a nominal exercise price while the loans generally will be collateralized by a security interest in assets of the borrower. The Company expects to make both senior and subordinated loans. From time to time, a company in which the Company has invested may request additional financing, providing additional lending or investing opportunities for the Company. Requests for additional financing will be considered under the criteria established for acquisition of investments, and debt and equity securities issued in such follow-on financing are expected to have characteristics comparable to those issued in the original financing. Follow-on investments generally will not be made merely to enhance the quality of the earlier investment or to preserve the Company's proportionate ownership interest. In some situations, the Company's failure or inability to make a follow-on investment may be detrimental to the operations or survival of the portfolio company involved and thus jeopardize the Company's investment in that company.


     The Company's equity interests in privately-owned small and medium sized businesses will be made with the intention of disposing of such interests within three to seven years. If a financing is successful, not only will the debt securities acquired by the Company in such financing have been repaid with interest, but the Company will be in a position to realize a gain on the accompanying equity interests. The opportunity to realize such gain may occur if the business is sold to new owners or the business makes a public offering. In most cases, the Company will not have the right to require that a business undergo an initial public offering by registering securities under the Securities Act, but the Company generally will have the right to sell its equity interests in any subsequent public offering by the business. Even when public offerings occur, underwriters frequently insist that large holders of equity securities retain all or a substantial portion of their position, at least for a time, even if they have the right to participate in the offering. Moreover, the Company may decide not to sell an equity position even when it has the right and the opportunity to do so. Thus, although the Company expects to dispose of an equity interest after a certain time, situations may arise in which it may hold equity securities for a longer period. In most cases, the Company will receive the right to require the business to purchase the warrants or stock held by the Company ('Put Rights'). When no public offering is available the Company may use its Put Rights to dispose of its equity interest in a business, although the Company's ability to exercise Put Rights may be limited or nonexistent if a business is illiquid. Similarly, it is anticipated that the Company usually will obtain the right to require that the business purchase the Company's warrants or stock if there is an offer for the business ('Unlocking Rights'). The Unlocking Rights may allow the Company to sell its equity interests back to the business at the price offered by the potential acquiror.


     To develop new lending opportunities, the Company plans to use its established network of loan referral sources, capitalize on its ESOP expertise with prospective and existing ESOP companies, and add four professionals with substantial lending experience and six additional support staff to its seventeen employees. The Company has relationships with Riggs Bank and NCBDC under which they, in certain instances, will refer certain small and medium sized business financing opportunities to the Company. The Company intends to enter into similar arrangements with other financial institutions, but no assurance can be given that it will be able to do so.

SELECTION OF LOAN AND INVESTMENT OPPORTUNITIES

     The Company has identified certain characteristics that it believes are important to profitable small and medium sized business lending. The criteria listed below will provide a general guidepost for the Company's lending and investment decisions, although not all of such criteria may be followed in each instance:

     Growth. In addition to generating sufficient cash flow to service its debt, a potential borrower generally will be required to establish its ability to grow its cash flow. Anticipated growth will be a key factor in determining the value ascribed to the warrants and equity interests acquired by the Company in connection with its loans.

     Liquidation Value of Assets. Although the Company does not intend to operate as an asset-based lender, liquidation value of the assets collateralizing the Company's loans will be an important factor in each credit decision. Emphasis will be placed both on tangible assets (accounts receivable, inventory, plant, property and equipment) as well as intangible assets such as customer lists, networks, databases and recurring revenue streams.

     Experienced Management Team. The Company will generally require that each borrower have or promptly obtain a management team that is experienced and properly incentivized through a significant ownership interest in the borrower. The Company generally will require that a borrower have, at a minimum, a strong chief executive officer and chief financial officer who have demonstrated the ability to accomplish the borrower's objectives and implement its business plan.

     Profitable or Near Profitable Operations. The Company will focus on borrowers that are profitable or near profitable at the operating level. The Company does not intend typically to lend to or invest in start-up or other early stage companies.

     Exit Strategy. Prior to making an investment, the Company will analyze the potential for the borrower to experience a liquidity event that will allow the Company to realize value for its equity position. Liquidity events include, among other things, an initial public offering, a private sale of the Company's financial interest, a sale of the borrower, or a purchase by the borrower or one of its stockholders of the Company's equity position in the borrower.

OPERATIONS

     Origination Process. The Company has twelve professionals responsible for originating loans and investments and providing financial assistance to small and medium sized businesses. Upon completion of the Offering, the Company plans to hire four additional professionals with substantial business lending experience, who will operate out of the Company's headquarters in Bethesda, Maryland and with the Company's existing professionals based in or near New York, Pittsburgh, San Francisco, Savannah and Boston. To originate loans, these lending officers will use an extensive referral network comprised of venture capitalists, investment bankers, attorneys, accountants, commercial bankers, business brokers and prospective or existing ESOP companies. The referral network includes the Company's relationships with Riggs Bank and NCBDC under which they, in certain instances, will refer certain small and medium sized business financing opportunities to the Company. The Company also has an extensive set of internet sites that it uses to attract financing opportunities.

     Approval Process. The Company's financial professionals will review informational packages in search of potential financing opportunities and will conduct a due diligence investigation of each applicant that passes an initial screening process. This due diligence investigation generally will include one or more on-site visits, a review of the company's historical and prospective financial information, interviews with management, employees, customers and vendors of the applicant, and background checks and research on the applicant's product, service or particular industry. Upon completion of the due diligence investigation, the financial professional will create a borrower profile summarizing its historical financial statements, industry and management team and analyzing its conformity to the Company's general investment criteria. The financial professional will then present this profile to the Company's Credit Committee, which will initially be comprised of David Gladstone, Malon Wilkus and Adam Blumenthal. The Company's Credit Committee and the Company's Board of Directors must approve each financing.

     Support Services. The Company has entered into an agreement with Riggs Bank pursuant to which the bank will provide certain loan accounting administrative services for the Company's loans. Riggs Bank also will act as the custodian of the Company's portfolio assets pursuant to a Custodian Services Agreement and in accordance with the 1940 Act.

     Merger and Acquisition Advisory Services. Prior to the Offering, the Company has obtained fee income by performing merger and acquisition and other financial advisory services for small and medium sized companies. These advisory services operations and the assets related thereto will be moved into a wholly owned subsidiary of the Company at the successful completion of the Offering. This subsidiary will continue to focus on providing advisory services to small and medium sized companies throughout the United States that are similar in size to the Company's target financing market. The Company's past clients have included corporate sellers, and the buying groups of subsidiaries, divisions and product lines of large corporations, as well as privately owned businesses. The typical engagement includes a monthly retainer and a performance fee contingent upon closing the transaction. Management believes that future growth of this subsidiary is attainable through adding additional professionals, by gaining additional market share and by realizing the benefits of what is expected to be an increasing client base, which should expand as a result of its relationship with the Company. However, no assurance can be given that such growth can be achieved. This subsidiary is expected to be a significant source of financing opportunities for the Company.


COMPETITION

     The Company's primary competitors will include financial institutions and venture capital firms and other nontraditional lenders. Many of these entities have greater financial and managerial resources than the Company will have.

EMPLOYEES


     The Company currently has seventeen employees, twelve of whom are professionals working on financings for small and medium sized businesses. Upon completion of the Offering, the Company intends to hire eleven additional employees, four of whom will be professionals with business lending experience. The Company believes that its relations with its employees are excellent. The Company intends to maintain a relatively low overhead by outsourcing most job functions not directly related to marketing or underwriting its investments and the executive management of the Company.


TEMPORARY INVESTMENTS


     Pending investment in other types of 'Qualifying Assets,' as described below, the Company will invest its otherwise uninvested cash primarily in cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments ('Temporary Investments') so that 70% of its assets are Qualifying Assets. See 'Regulation.' Typically, the Company will invest in U.S. Treasury bills or in repurchase obligations of a 'primary dealer' in government securities (as designated by the Federal Reserve Bank of New York) or of any other dealer whose credit has been established to the satisfaction of the Board of Directors. There is no percentage restriction on the proportion of the Company's assets that may be invested in such repurchase agreements. A repurchase agreement involves the purchase by an investor, such as the Company, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor's money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. The Company will require the continual maintenance by its custodian or the correspondent in its account with the Federal Reserve/Treasury Book Entry System of underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, the Company might suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. A seller's bankruptcy could delay or prevent a sale of the underlying securities. The Company's Board of Directors has established procedures, which it will review periodically, requiring the Company to monitor the credit-worthiness of the dealers with which the Company enters into repurchase agreement transactions.


LEVERAGE

     For the purpose of making investments other than Temporary Investments and to take advantage of favorable interest rates, the Company intends to issue Senior Debt Securities, up to the maximum amount permitted by the 1940 Act, which currently permits the Company to issue Senior Debt Securities and preferred stock (collectively, 'Senior Securities') in amounts such that the Company's asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, the Company would become exposed to the risks of leverage. See 'Risk Factors--Leverage.' The Company does not, however, intend to leverage itself so long as it holds cash or Temporary Investments in an amount sufficient to fund the amount of investments (other than Temporary Investments) projected to be made in the forthcoming 12 months. Although the Company has no current intention to do so, it has retained the right to issue preferred stock. See 'Description of Capital Stock-- Preferred Stock' and 'Regulation.' As permitted by the 1940 Act, the Company may, in addition, borrow amounts up to 5% of its total assets for temporary or emergency purposes.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Company's investment objectives are to achieve a high level of current income from the collection of interest and advisory fees, as well as long-term growth in its stockholders' equity through the appreciation in value of the Company's equity interests in the companies in which it invests. The following restrictions, along with these investment objectives, are the Company's only fundamental policies--that is, policies which may not be changed without the approval of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding voting securities. The percentage restrictions set forth below other than the restriction pertaining to the issuance of Senior Securities, as well as those contained elsewhere in this Prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by the Company will not require the Company to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

     The Company will at all times conduct its business so as to retain its status as a business development company. In order to retain that status, the Company may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a business development company) if after giving effect to such acquisition the value of its 'Qualifying Assets' amounts to less than 70% of the value of its total assets. For a summary definition of 'Qualifying Assets,' see 'Regulation.' The Company believes that the securities it proposes to acquire (provided that the Company controls, or through its officers or other participants in the financing transaction, makes significant managerial assistance available to the issuers of these securities), as well as Temporary Investments, will generally be Qualifying Assets. Securities of public companies, on the other hand, are generally not Qualifying Assets unless they were acquired in a distribution, in exchange for or upon the exercise of a right relating to securities that were Qualifying Assets.

     The Company may invest up to 100% of its assets in securities acquired directly from issuers in privately-negotiated transactions. With respect to such securities, the Company may, for the purpose of public resale, be deemed an 'underwriter' as that term is defined in the 1933 Act. The Company may invest up to 50% of its assets to acquire securities of issuers for the purpose of acquiring control (up to 100% of the voting securities) of such issuers. The Company will not concentrate its investments in any particular industry or group of industries. Therefore, the Company will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of its total assets consists of securities of companies in the same industry.

     The Company may issue Senior Securities to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary or emergency purposes. A business development company may issue Senior Securities up to an amount so that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of Senior Securities. For the risks associated with the resulting leverage, see 'Risk Factors--Leverage.'

     The Company will not (i) act as an underwriter of securities of other issuers (except to the extent that it may be deemed an 'underwriter' of securities purchased by it that must be registered under the 1933 Act before they may be offered or sold to the public); (ii) purchase or sell real estate or interests in real estate or real estate investment trusts (except that the Company may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments and may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate); (iii) sell securities short; (iv) purchase securities on margin (except to the extent that it may purchase securities with borrowed money); (v) write or buy put or call options (except to the extent of warrants or conversion privileges in connection with its acquisition financing or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances); (vi) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations); or (vii) acquire more than 3% of the voting stock of, or invest more than 5% of its total assets in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets. With regard to that portion of the Company's investments in securities issued by other investment companies it should be noted that such investments may subject the Company's stockholders to additional expenses.

INVESTMENT ADVISOR

     The Company has no investment advisor and is internally managed by its executive officers under the supervision of the Board of Directors.

                              PORTFOLIO COMPANIES

     The following table sets forth certain information regarding each portfolio company in which the Company currently has an equity investment. Unless otherwise noted in the table or the descriptions that follow the table, the only relationship between each portfolio company and the Company is the Company's investment. The investments listed below are the Company's only present investments, but in the aggregate they will represent no more than 8.5% of the Company's assets and no single investment will represent more than 4.0% upon completion of the Offering. While the Company may make loans to or additional investments in these companies, the Company has no present plans to make any such loans or investments that would raise the Company's investment in any one such company above 5% of total assets. Any such loans and investments will be made in accordance with the Company's investment policies and procedures.

                                                     TOTAL ANNUAL                     %
                                                     SALES FOR THE                  OWNED        COST OR         VALUE OF
                                      NATURE         YEAR ENDED ON                  ON A         INITIAL        INVESTMENT
     NAME AND ADDRESS OF                OF             THE DATE      TYPE OF    FULLY DILUTED    VALUE OF         AS OF
      PORTFOLIO COMPANY              BUSINESS        INDICATED(1)    SECURITY     BASIS(2)      INVESTMENT   JUNE 30, 1997(3)
------------------------------  ------------------   -------------   --------   -------------   ----------   ----------------
Erie Forge and Steel, Inc.      Steel Forging        $62.3 million    Common           16.7%     $500,000       $2,736,418
  1341 West 16th Street                                 9/29/96       Stock
  Erie, PA 16152

Indiana Steel and Wire Corp.    Wire Mfg.            $37.8 million    Common            1.3%       42,914           58,869
  2200 East Jackson Street                             12/31/96       Stock
  Muncie, IN 47307

Good Stuff Food Company, Inc.   Commercial Bakery    $32.3 million    Common            8.3%      226,125        1,000,050
  1771 Blake Ave.                                       4/26/97       Stock
  Los Angeles, CA 90031

Martino's Bakery, Inc.          Sweet Goods Bakery   $14.6 million    Common           12.5%      120,750          279,000
  901 W. Alameda                                        8/31/96       Stock
  Burbank, CA 91506

Mobile Tool                     Lift Truck Mfg.      $63.6 million    Common            2.7%      246,349        1,069,237
  International, Inc.                                   6/30/96       Stock
  56000 West 88th Avenue
  Westminster, CO 80030

Biddeford Textile Corporation   Blanket Mfg.         $37.0 million    Common           19.8%      592,500        4,542,105
  PO Box 624                                           12/31/96       Stock
  2 Main Street
  Biddeford, ME 04005

------------------
(1) Based upon information provided by management of the portfolio companies.

(2) Fully-Diluted basis includes equity securities to be issued (i) upon the exercise or conversion of any outstanding options, warrants or rights, or
    (ii) pursuant to contractual commitments to issue equity securities, including any such commitments to an ESOP.

(3) These valuations were determined by the Company's Board of Directors based on valuations by independent firms that were conducted as of dates between December 31, 1996 and June 30, 1997.

     The following is a summary of certain additional information concerning each portfolio company. The Company's equity interest in each portfolio company is held through a wholly-owned subsidiary of the Company, other than its interest in Erie Forge and Steel, Inc. which is held directly by the Company. For additional information relating to the value of the Company's investments in its portfolio companies, see the Company's consolidated financial statements as of June 30, 1997 appearing elsewhere in this Prospectus.

ERIE FORGE AND STEEL, INC.

     In 1990, the Company purchased common stock of Erie Forge and Steel, Inc. ('Erie') which purchased the assets of Erie from National Forge, Inc. Erie is a leading producer of high alloy ingots and billets and large scale, complex, open-die steel forging. In the fiscal year ended September 29, 1996, Erie had revenue of approximately $62 million, of which greater than one-half represented the sale of ingots and billets and one-third represented steel forging products. Erie Forge is the leading manufacturer of large ship propeller shafting for the U.S. Navy and has a significant share of the ingot and billet market. Erie is fully integrated which enables it to produce steel, heat treat and machine very large forgings in one facility. Erie is located in Erie, PA where its predecessor companies have been in business since 1872. The employees of Erie are part owners of the company through an ESOP that owns approximately 73% of Erie. Malon Wilkus, the President of the Company, is a member of the Erie Board of Directors. Following the Offering, the Company intends to contribute the Erie common stock to a wholly owned subsidiary.

MOBILE TOOL INTERNATIONAL, INC.


     In 1995, a subsidiary of the Company purchased the stock of Mobile Tool International ('Mobile Tool') from Pennsylvania Company, a subsidiary of American Premier Underwriters (formerly Penn Central Corporation) and merged with Mobile Tool. Mobile Tool's ownership was then restructured so that a majority of the stock was reserved for future contribution to an ESOP and sold to members of management. Mobile Tool is a manufacturer of lift trucks sold to telephone, cable and electric utilities as well as air dryers and air purification units used in various applications by utilities. In the fiscal year ended June 30, 1996, the company had approximately $63.6 million in annual revenue and large shares of its target markets. It has three principal manufacturing facilities located in Westminster, CO, Fort Wayne, IN and Frederick, MD. Mobile Tool's predecessors began business in the early 1950s. The employees of Mobile Tool are part owners of the company through an ESOP that will eventually own approximately 76% of the company. Adam Blumenthal, Executive Vice President of the Company, is a member of the Mobile Tool Board of Directors and the Company is performing financial advisory services for Mobile Tool.


INDIANA STEEL & WIRE CORPORATION


     In 1993, a subsidiary of the Company purchased the stock of Indiana Steel & Wire Company (which was renamed Indiana Steel & Wire Corporation ('IS&W')) from a subsidiary of General Cable Corporation and merged with IS&W. IS&W's ownership was then restructured so that a majority of the stock was sold to an ESOP and to members of management. With annual sales of approximately $37.8 million in the fiscal year ended December 31, 1996, IS&W accounts for a significant portion of the U.S. galvanized steel strand and core wire markets. The company is located in Muncie, IN. Roland Cline, a Vice President of the Company, is a member of the Board of Directors of IS&W.


GOOD STUFF FOOD COMPANY, INC.


     In 1994, a subsidiary of the Company purchased the assets of Good Stuff Food Company, Inc. ('GSFC') pursuant to a bankruptcy plan of reorganization. Subsequently, a majority of the stock of the Company's subsidiary (which was renamed GSFC) was contributed to an ESOP. GSFC is a leading manufacturer of bread in the Los Angeles metropolitan area for the institutional market, with approximately $32.3 million in sales in the fiscal year ended April 26, 1997. Malon Wilkus, Adam Blumenthal, Roland Cline and Angela Atherton, the President, Executive Vice President, Vice President, and a principal of the Company, respectively, are members of the Board of Directors of GSFC and the Company is performing financial advisory services for GSFC.


MARTINO'S BAKERY, INC.


     In 1994, a subsidiary of the Company purchased the assets of Martino's Bakery, Inc. ('Martino's') from a subsidiary of Campbell Soup Company ('Campbell'). A majority of the stock of the Company's subsidiary (which was renamed Martino's) has been contributed or reserved for contribution to an ESOP. Martino's is a sweet goods bakery located in Burbank, California, with approximately $14.6 million in sales in the fiscal year ended August 31, 1996. Martino's continues to supply Pepperidge Farm, a subsidiary of Campbell, with significant amounts of frozen product, in addition to maintaining a Los Angeles brand presence. Malon Wilkus, Adam Blumenthal and Roland Cline, the President, Executive Vice President, and Vice President of the Company, respectively, are members of the Board of Directors of Martino's and the Company is performing financial advisory services for Martino's.

BIDDEFORD TEXTILE CORPORATION


     In May 1997, a subsidiary of the Company purchased the assets of Biddeford from Sunbeam Products, Inc. ('Sunbeam'). The ownership of the Company's subsidiary was then restructured so that a majority of the stock of such subsidiary (which was renamed Biddeford) was sold to management and other outside investors and reserved for future contribution to an ESOP. Biddeford's predecessor business had annual sales of approximately $37 million in the fiscal year ended December 31, 1996. Biddeford has the exclusive right to manufacture the blanket portion of Sunbeam's electric blankets under a long term supply agreement with Sunbeam. The blankets are shipped to Sunbeam's Mississippi operation where they are wired and packaged and then distributed to customers. Sunbeam currently supplies 100% of the electric blankets sold in North America. Malon Wilkus and John Ireland, the President and a principal of the Company, respectively, are members of the Board of Directors of Biddeford and the Company is performing financial advisory services for Biddeford.


                                   MANAGEMENT


     The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors has nine members, six of whom are not 'interested persons' of the Company as defined in Section 2(a)(19) of the 1940 Act (the 'Independent Directors'). The Board of Directors elects the Company's officers who serve at the pleasure of the Board of Directors.


EXECUTIVE OFFICERS AND DIRECTORS

     The persons that are executive officers and directors of the Company and their positions are set forth below:


NAME                                            AGE   POSITIONS
---------------------------------------------   ---   ---------------------------------------------
David Gladstone..............................    55   Chairman of the Board of Directors(1)
Malon Wilkus.................................    45   President and Director(1)
Adam Blumenthal..............................    36   Executive Vice President and Director(1)
Stephen L. Hester............................    59   Vice President and General Counsel
Roland Cline.................................    49   Vice President
Robert L. Allbritton.........................    28   Director
Landon Butler................................    55   Director
Neil M. Hahl.................................    48   Director
Philip R. Harper.............................    53   Director
Stan Lundine.................................    58   Director
Stephen P. Walko.............................    45   Director


------------------


(1) Interested person as defined in Section 2(a)(19) of the 1940 Act.


     The following is a summary of certain biographical information concerning the Company's executive officers and directors:

     David Gladstone. Mr. Gladstone has served as Chairman of the Board of the Company since June 1997. From 1974 to February 1997, Mr. Gladstone held various positions, including Chairman and Chief Executive officer, with Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Lending Corporation, Allied Capital Commercial Corporation and Allied Capital Advisors Inc. From 1992 to 1997, Mr. Gladstone served as a Director and President and Chief Executive Officer of Business Mortgage Investors. Mr. Gladstone served as a Director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He currently serves as a Trustee of The George Washington University. He is also a member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. and a member of the Business Development Group of the Women's Growth Capital Fund. Mr. Gladstone holds an MBA degree from the Harvard Business School, a MA from American University and a BA from the University of Virginia. Mr. Gladstone has authored two books on financing for small and medium sized businesses, Venture Capital Handbook and Venture Capital Investing (both published by Prentice-Hall).

     Malon Wilkus. Mr. Wilkus founded the Company in 1986 and has served as the Company's President since that time. Mr. Wilkus previously served as Chairman and is a Director of the National Center for Employee Ownership. Mr. Wilkus is a member of the Board of Governors of the ESOP Association. Mr. Wilkus is a Director of Erie Forge & Steel, Inc., Oakmont Steel, Inc., Good Stuff Food Company, Inc., Biddeford Textile Corporation and Martino's Bakery, Inc.

     Adam Blumenthal. Mr. Blumenthal has served as the Company's Executive Vice President since 1995. From 1990 to 1995, Mr. Blumenthal served as a Vice President of the Company. Mr. Blumenthal currently serves as a Director of Mobile Tool International, Martino's Bakery, Inc., the Good Stuff Food Company, Inc. and the Yale School of Management Alumni Association. Mr. Blumenthal holds a Masters of Public and Private Management degree from the Yale School of Management and a AB from Harvard College.

     Stephen L. Hester. Mr. Hester currently serves as the Company's Vice President and General Counsel. Mr. Hester has been employed by the Company since 1994. From 1973 to 1993, Mr. Hester was a Partner in the law firm of Arnold & Porter. Mr. Hester is currently a Director of Copper Range Company and U.S. Investigations Services, Inc. and is a Trustee of Northwest Airlines' Employee Stock Ownership Plan.

     Roland Cline. Mr. Cline has been employed by the Company since 1991 and has served as a Vice President of the Company since 1990. Mr. Cline is a Director of Indiana Steel and Wire Corporation, Martino's Bakery, Inc. and Good Stuff Food Company, Inc. Mr. Cline has an MBA degree from the University of Wisconsin.


     Robert L. Allbritton. Mr. Allbritton was elected as a Director in 1997. Mr. Allbritton has served as the Executive Vice President and Chief Operating Officer of Allbritton Communications Company since 1994 and as a Director of that Company since 1992. Mr. Allbritton is currently a Director of Riggs National Corporation, Perpetual Corporation, Allbritton Jacksonville, Inc., and University Bankshares, Inc.



     Landon Butler. Mr. Butler was elected as a Director in 1997. Mr. Butler is currently President of Landon Butler & Co., an investment management firm, a post he has held since 1981. Mr. Butler is currently Vice Chairman of Poland Partners Management Company and a Member of the Policy Board of Multi-Employer Property Trust.



     Neil M. Hahl. Mr. Hahl was elected as a Director in 1997. Mr. Hahl has been President of The Weitling Group, a business consulting firm, since 1996. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1996, Mr. Hahl served as Senior Vice President and CFO of Penn Central Corporation. Mr. Hahl is currently a Director of Buckeye Management Company and American Financial Enterprises.



     Philip R. Harper. Mr. Harper was elected as a Director in 1997. Since July 1996, Mr. Harper has served as President, Chief Executive Officer and a Director of U.S. Investigations Services, Inc. From 1991 to 1995, Mr. Harper served as President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Wells Fargo's Burns Western Business Unit.



     Stan Lundine. Mr. Lundine was elected as a Director in 1997. Mr. Lundine has served as Of Counsel for the law firm of Sotir and Goldman since 1995. From 1987 to 1994, he was the Lieutenant Governor of the State of New York. Mr. Lundine is a Director of U.S. Investigations Services, Inc. and National Forge Holdings. From 1976 to 1986, Mr. Lundine served as a member of the U.S. House of Representatives.



     Stephen P. Walko. Mr. Walko was elected as a Director in 1997. Mr. Walko is President and a Director of Textileather Corporation, a manufacturer of vinyl products, posts he has held since 1990. Mr. Walko is a Director of Mobile Tool International, Inc. and Bliss Salem Steel Corp.

COMPENSATION

     The following table sets forth certain information concerning the compensation paid to the Company's three highest paid executive officers for the fiscal year ended December 31, 1996. No director who was not also an officer of the Company received compensation in excess of $60,000 for the fiscal year 1996. The Company has no pension plan, other than the Company ESOP. The Company ESOP will be amended in connection with completion of the Offering so that it will be a money purchase pension plan under the Code pursuant to which the Company will make annual contributions in an amount generally equal to 3.0% of each employee's compensation.

                           SUMMARY COMPENSATION TABLE

                                                      CAPACITIES IN WHICH       AGGREGATE CASH          ESOP
NAME OF INDIVIDUAL OR IDENTITY OF GROUP            COMPENSATION WAS RECEIVED    COMPENSATION(1)    CONTRIBUTION(2)
------------------------------------------------   -------------------------    ---------------    ---------------
Malon Wilkus....................................   President                       $ 150,000           $30,000
Adam Blumenthal.................................   Executive Vice President,         135,000            30,000
                                                   Chief Financial Officer
                                                   and Secretary
Roland Cline....................................   Vice President                    127,500            30,000

------------------
(1) Comprised solely of salary.
(2) Represents the value of Common Stock allocated to the indicated executive officer's Company ESOP account in 1996.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with certain officers including Messrs. Gladstone, Wilkus, Blumenthal, Cline and Hester (the 'Executive Officers'). The employment agreements of the Executive Officers, which generally will become effective only upon completion of the Offering, but in the case of Mr. Gladstone, retroactive to April 1, 1997, each provide for a five-year term. However, two years before expiration of each agreement, its term will be automatically renewed for an additional year, unless either party has given six months advance written notice that the automatic extensions are to cease.

     The base salary under the employment agreements of Messrs. Gladstone, Wilkus and Hester is $150,000 per year, while under those of Messrs. Blumenthal and Cline, it is $135,000 and $132,500 per year, respectively, subject to certain geographic cost of living adjustments. Mr. Hester's base salary is subject to adjustment for part-time status. The Board of Directors will have the right to increase the base salary during the term and also, generally, to decrease it, but not below the original base salary. The employment agreements provide that the Executive Officers are entitled to participate in a performance based bonus program under which each will receive up to 200% of his base salary depending on the Company's performance against certain criteria to be established annually by the Compensation Committee of the Board of Directors. Each Executive Officer will be entitled to receive 5% of this bonus regardless of the Company's performance.

     The Executive Officers will also be contractually entitled to participate in the Company's 1997 Stock Option Plan, described below, effective with the completion of the Offering. The employment agreements provide that Messrs. Gladstone, Wilkus, Blumenthal, Cline and Hester will receive options equal to 5.5%, 0.4%, 2.7%, 1.6% and 0.3%, respectively, of the Company's outstanding Common Stock as of the completion of the Offering and the Direct Offering, adjusted for any exercise of the Over-Allotment Option. These stock options will vest over three years from the date of grant, with one-third of the granted options vesting each year. However, an Executive Officer may accelerate such vesting by agreeing to exercise options immediately upon vesting and then agreeing for the period through the date on which the option would have originally vested not to sell, assign or convey any stock so purchased (other than by laws of descent or distribution) and to grant to the Company a call option to repurchase any such stock at the option exercise price if the options would have been forfeited prior to their original vesting date as a result of the Executive Officer's subsequent termination of employment under the circumstances noted below.

     If the Company should terminate an Executive Officer's employment by reason of the Executive Officer's disability, the Executive Officer would be entitled to receive from the Company for two years the difference between his base salary plus annual bonus and any long-term disability benefits. Additionally, the Executive Officer's unvested options which would have vested within one year of the disability termination would vest. Vested options would expire unless exercised (and all outstanding loans resulting from the prior exercise of any options would have to be repaid) within 18 months of the termination date. If the Company should terminate an Executive Officer's employment for any reason other than a disability or misconduct, the Executive Officer, would be entitled to receive his base salary and bonus for two years, although the Executive Officer could choose to forgo the payments and thus obtain a release from non-compete provisions applicable during this period. These payments would also be made if the Executive Officer resigned with good reason, which generally includes conduct by the Company materially and adversely changing the executive's responsibilities and duties, a material breach by the Company of the employment agreement or a change in control of the Company. Mr. Gladstone's contract also defines good reason as determination by him of a material difference with the Board of Directors. Additionally, an Executive Officer's unvested stock options would generally vest if his employment were terminated for any reason other than a disability or misconduct or if he resigned with good reason.


     If the Executive Officer dies, his estate will be entitled to receive the annual bonus in the year of death. Additionally, he will be considered to have vested on the date of death in those options which would vest within one year of the date of death, and would forfeit any unvested options. All such vested options would expire unless exercised (and all outstanding loans resulting from the prior exercise of any options would have to be repaid) within 18 months of the date of death.

     In the event that the Company should terminate an Executive Officer's employment as a result of the Executive Officer's misconduct or in the event that the Executive Officer voluntarily terminates his employment for other than good reason, all unvested stock options would be forfeited (except that in the case of a voluntary termination by Mr. Gladstone, 30% of such options would be considered to have vested six months after the date of grant, 30% more would be considered to have vested one year after the date of grant, and 20% more would be considered to have vested on the second anniversary of the date of grant) and the Executive Officer would have no more than 90 days to exercise any unexercised options (and to repay any outstanding loans resulting from the prior exercise of any options).

     Upon termination of employment, an Executive Officer would be subject to certain non-compete covenants. These covenants would generally apply for two years, although should the Executive Officer resign without good reason, the covenants would apply for only one year following resignation. The covenants applicable to Mr. Gladstone are generally shorter although in essentially all cases, Mr. Gladstone would be prohibited from competing with the Company for at least one year from the completion of the Offering. As noted above, during periods when Executive Officers are receiving severance payments from the Company, they may terminate covenants prohibiting competition by foregoing such payments.

     Each of the employment agreements also provides that the Executive Officer will maintain the confidentiality of the Company's confidential information.

BOARD OF DIRECTORS


     Pursuant to the terms of the Company's Second Amended and Restated Certificate of Incorporation, the directors are divided into three classes. One class holds office initially for a term expiring at the annual meeting of stockholders to be held in 1998, a second class holds office initially for a term expiring at the annual meeting of stockholders to be held in 1999 and a third class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2000. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Messrs. Gladstone, Allbritton and Butler have terms expiring in 1998, Messrs. Blumenthal, Hahl and Lundine have terms expiring in 1999, and Messrs. Wilkus, Harper and Walko have terms expiring in 2000. At each annual meeting of the stockholders of the Company, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.


COMMITTEES OF THE BOARD OF DIRECTORS


     Executive Committee. The Board of Directors has established an executive committee (the 'Executive Committee'). Membership of the Executive Committee initially is comprised of Messrs. Gladstone, Wilkus and Blumenthal. The Executive Committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law.



     Audit Committee. The Board of Directors has established an audit committee (the 'Audit Committee'). Membership of the Audit Committee initially is comprised of Messrs. Allbritton, Hahl, Walko and Lundine, each of whom is an Independent Director. The Audit Committee will make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants and review the adequacy of the Company's internal accounting controls.


     Compensation Committee. The Board of Directors has established a compensation committee (the 'Compensation Committee'). Membership of the Compensation Committee initially is comprised of Messrs. Butler, Hahl and Harper, each of whom is an Independent Director. The Compensation Committee will determine compensation for the Company's executive officers, in addition to administering initially the Company's Stock Option Plan.


STOCK OPTION PLAN

     The Company has established the 1997 Stock Option Plan (the '1997 Plan') for the purpose of attracting and retaining executive officers, directors and other key employees.


     Initially, a maximum of 1,177,052 shares of Common Stock may be issued in the aggregate under the 1997 Plan to employees and directors. Such number of shares will be increased by 12% of the number of shares sold by the Company under the Over-Allotment Option. Options granted under the 1997 Plan may be exercised for a period of no more than ten years from the date of grant. Unless sooner terminated by the Company's Board of Directors, the 1997 Plan will terminate on August 27, 2007 and no additional awards may be made under the 1997 Plan after that date. The maximum number of shares that may be covered by Options granted under the Plan for a single participant is 608,782.


     Options granted under the 1997 Plan may be either 'incentive stock options' within the meaning of Section 422 of the Code or nonstatutory stock options, and entitle the optionee, upon exercise, to purchase shares of Common Stock from the Company at a specified exercise price per share. Only employees of the Company and its subsidiaries are eligible to receive incentive stock options under the 1997 Plan. Incentive stock options must have a per share exercise price of no less than the fair market value or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, 110% of the fair market value of a share of Common Stock on the date of the grant. Nonstatutory stock options granted under the 1997 Plan must have a per share exercise price of no less than the fair market value of a share of Common Stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution and will generally be exercisable during an optionee's lifetime only by the optionee.

     The Compensation Committee will administer the 1997 Plan and have the authority, subject to the provisions of the 1997 Plan, to determine who will receive awards under the 1997 Plan and the terms of such awards. The Compensation Committee will have the authority to adjust the number of shares available for options, the number of shares subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, dividends, distributions and recapitalizations.

     The Compensation Committee may provide that the exercise price of an option may be paid in Common Stock. The Compensation Committee may also permit a 'cashless exercise' arrangement whereby an optionee, without payment of the exercise price, receives upon exercise, shares having an aggregate fair market value equal to the product of (i) the excess of the fair market value of a share on the exercise date over the exercise price and (ii) the number of shares covered by the option.

     The Compensation Committee may also provide with respect to any nonstatutory stock option (as defined in the 1997 Plan) that if an employee delivers shares of Common Stock in full or partial payment of the exercise price of the nonstatutory stock option, the employee will be granted a 'reload stock option' to purchase that number of shares of Common Stock delivered by the employee.

                              CERTAIN TRANSACTIONS

     As of December 31, 1996, the Company had a note payable to Malon Wilkus, the Company's President, with an outstanding principal amount of approximately $74,000. Since that date, the Company has repaid the loan.

     As of June 23, 1997, the Company sold an aggregate of 9.2% of its interest in Biddeford to Stephen L. Hester, its Vice President and General Counsel, and John L. Ireland, a principal of the Company, for the aggregate price of $60,000, in cash, the price paid by the Company for that portion of its interest.

                             PRINCIPAL STOCKHOLDERS


     Of the 20,000,000 shares of Common Stock authorized under the Company's Second Amended and Restated Certificate of Incorporation, there will be 686,330 shares of Common Stock outstanding and five holders of record prior to completion of the Offering. The Company will have no other shares of Capital Stock outstanding. The following table sets forth certain ownership information with respect to the Common Stock for (i) those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of the outstanding Common Stock and (ii) all officers and directors, as a group.



                                                                                               PERCENTAGE OF COMMON
                                                                                                 STOCK OUTSTANDING
                                                                                              -----------------------
                                                                     TYPE OF       SHARES      BEFORE        AFTER
NAME AND ADDRESS                                                    OWNERSHIP     OWNED(1)    OFFERING    OFFERING(2)
-----------------------------------------------------------------   ----------    --------    --------    -----------
Malon Wilkus ....................................................   Record and    521,417 (3)   76.0%          6.4%(4)
c/o American Capital Strategies, Ltd.                               Beneficial
3 Bethesda Metro Center, Suite 860
Bethesda, Maryland 20814
American Capital Strategies, Ltd.
  Employee Stock Ownership Plan Trust(5) ........................     Record      205,272       29.9%          2.1%
3 Bethesda Metro Center, Suite 860
Bethesda, Maryland 20814
Adam Blumenthal .................................................   Beneficial     36,591 (6)    5.3%          0.4%
c/o American Capital Strategies, Ltd.
3 Bethesda Metro Center, Suite 860
Bethesda, Maryland 20814
Roland Cline ....................................................   Beneficial     36,442 (6)    5.3%          0.4%
c/o American Capital Strategies, Ltd.
3 Bethesda Metro Center, Suite 860
Bethesda, Maryland 20814
Officers and directors as a group (11 persons)...................
                                                                                  607,035       88.4%          8.3%(7)


------------------

(1) Reflects the stock dividend whereby each share of Common Stock has been effectively converted into 29.859 shares.



(2) Does not reflect Common Stock reserved for issuance upon exercise of the Underwriters' Warrants, the Over-Allotment Option or stock options to be issued under the 1997 Plan, but does reflect the sales of all 722,437 shares to be offered through the Direct Offering.


(3) Includes 43,673 shares allocated to the account of Mr. Wilkus as a participant in the Company ESOP over which Mr. Wilkus has voting power under the terms of the Company ESOP.


(4) Includes the purchase of 107,527 shares in the Direct Offering.


(5) The trustees of the Company ESOP are Adam Blumenthal, Roland Cline and Kathy Stock.

(6) Reflects only shares allocated to the accounts of Messrs. Blumenthal and Cline, respectively, as participants in the Company ESOP and over which they have voting power under the terms of the Company ESOP but not other shares legally owned by the Company ESOP for which Messrs. Blumenthal and Cline are among the trustees.


(7) Includes the purchase of 204,657 shares in the Direct Offering.


                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Company's outstanding shares shall be determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.

     In calculating the value of the Company's total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date, unless the investment is subject to a restriction that requires a discount from such price, which is determined by the Board of Directors. All other investments are valued at fair market value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing convertible debt securities, equity or other types of securities for which there exists no public trading market, the Board of Directors will determine fair market value on the basis of collateral, the issuer's ability to make payments, its earnings and other pertinent factors.

     A substantial portion of the Company's assets will consist of securities carried at fair market values determined by its Board of Directors. Determination of fair market values involves subjective judgment not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to the consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations on the financial statements.

                               REINVESTMENT PLAN


     Pursuant to the Company's Reinvestment Plan (the 'Plan'), a stockholder whose shares are registered in his own name will have all distributions reinvested automatically in additional shares by Boston EquiServe, L.P., the plan administrator (the 'Plan Administrator'). Stockholders whose shares are held in the name of a broker or other nominee will have distributions reinvested automatically by the broker or the nominee in additional shares under the Plan, unless such a service is not provided by the broker or the nominee or the stockholder elects not to participate in the Plan. Stockholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A stockholder may terminate participation in the Plan at any time by delivering written notice to the Plan Administrator before the record date of the next dividend or distribution. All distributions to stockholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of the Plan Administrator.


     When the Company declares a dividend or distribution, stockholders who are participants in the Plan will receive the equivalent of the amount of the dividend or distribution in shares of the Common Stock. The Plan Administrator will buy shares in the open market, on the Nasdaq National Market or elsewhere. Alternatively, the Board of Directors may choose to contribute newly issued shares of Common Stock to the Plan, in lieu of the payment of cash dividends on shares held in the Plan. The Plan Administrator will apply all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be received by the Plan participants on account of the dividend or distribution will be calculated on the basis of the average price of all shares purchased for that 30 day period, including brokerage commissions, and will be credited to their accounts as of the payment date of the dividend or distribution.

     The Plan Administrator will maintain all stockholder accounts in the Plan and will furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the participant, and each stockholder's proxy will include shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the Plan Administrator for handling the reinvestment of dividends and capital gains distributions will be included in the fee to be paid by the Company to its transfer agent. There will be no brokerage charges with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will bear a pro rata share of brokerage commissions incurred with respect to the Plan Administrator's open market purchases in connection with the reinvestment of distributions.

     The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on distributions. See 'Tax Status.'

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Company reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for the distribution. The Plan also may be amended or terminated by the Plan Administrator with the Company's prior written consent, on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Administrator by mail at 150 Royall Street, mail stop 45-02-62, Canton, MA 02021 or by phone at 1-800-425-5523.


                                   TAX STATUS

     The following discussion is a general summary of the principal material federal income tax considerations applicable to the Company and to an investment in Common Stock and does not purport to be a complete description of the tax considerations applicable to such an investment. Prospective stockholders should consult their own tax advisors with respect to the tax considerations which pertain to their purchase of the Common Stock. This summary is based on the Code, Treasury regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change, possibly on a retroactive basis. This summary does not discuss all aspects of federal income taxation relevant to holders of the Common Stock in light of their particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers. This summary does not discuss any aspects of foreign, state, or local tax laws.

CONVERSION TO RIC STATUS

     The Company was formed in 1986, and since that time has been subject to tax as an ordinary corporation under Subchapter C of the Code. After the Offering, the Company intends to qualify for and elect to be treated as a RIC under Subchapter M of the Code. If the Company qualifies as a RIC, it will be able to take a deduction against its otherwise taxable income for certain dividends it pays, allowing it to substantially reduce or eliminate its corporate-level tax liability. One requirement to qualify as a RIC is that by the end of its first taxable year as a RIC the Company must have no earnings and profits accumulated while the Company was taxable under Subchapter C. Therefore, to qualify for RIC status, before the close of its first taxable year as a RIC the Company must eliminate through the payment of dividends any remaining earnings and profits accumulated while it was taxable under Subchapter C.

     As of the date of the Offering, the Company held substantial assets whose fair market value exceeded their basis ('built-in gain'). In Notice 88-19, 1988-1 C.B. 486 (the 'Notice'), the IRS announced its intention to promulgate regulations requiring corporations that convert from taxation under Subchapter C to taxation as a RIC to recognize all their built-in gain before they may qualify for taxation as a RIC. The Notice states that, in general, the regulations would treat a corporation electing RIC status as having sold all of its assets at their fair market value as of the final day of the last year in which it was taxable under Subchapter C. Such a deemed sale would be subject to corporate level tax and would create earnings and profits that would be treated as arising while the corporation was taxable under Subchapter C. To qualify as a RIC, a corporation would have to eliminate such earnings and profits, typically through the payment of dividends.

     The Notice further provides, however, that the regulations will permit corporations converting to RIC status to elect to be subject to rules similar to the rules of section 1374 of the Code, which governs the tax treatment of built-in gain on assets held by a corporation taxable under Subchapter C that converts to taxation under Subchapter S. Such a conversion ordinarily eliminates corporate-level tax. Section 1374 generally imposes corporate-level tax on built-in gain on assets held when such a corporation converted to Subchapter S status, if the gain is recognized within ten years of the conversion.

     The IRS has not issued any of the regulations described in the Notice. The Company has requested a private letter ruling from the IRS which, if favorable, would allow it to be subject to rules similar to those of section 1374 on its built-in gain. If the Company receives such a favorable ruling, it will not be deemed to have sold its assets. The Company's basis in its assets will remain below their fair market value, and if the Company disposes of any of those assets within 10 years of the Offering it will be liable for corporate level tax on such built-in gain. There can be no prediction whether the IRS will issue such a ruling or when such a ruling would be issued.

     If the Company does not receive a favorable ruling from the IRS by the due date (including extensions) of its final return as a Subchapter C corporation, it will compute its taxable income for that final return as if it had sold all of its assets at fair market value on the last day of its taxable year. Based on the Company's June 30, 1997 financial results, such a deemed sale would increase the Company's tax liability by approximately

$3.1 million. As a result of the deemed sale the Company would have a basis in its assets equal to their fair market value. The Company would then pay a taxable dividend to its stockholders equal to the additional earnings and profits created by the deemed sale of assets. Based on the Company's June 30, 1997 financial results, the dividend should be approximately $5.9 million. Such a dividend should eliminate the Company's remaining earnings and profits accumulated while the Company was taxable under Subchapter C. If the Company does not eliminate all of the earnings and profits accumulated while taxable under Subchapter C, it will not qualify for tax treatment as a RIC.

TAXATION AS A RIC

     If the Company qualifies as a RIC and distributes to stockholders each year in a timely manner at least 90% of its 'investment company taxable income,' as defined in the Code (i.e., net investment income and net short-term capital gains), it will not be subject to federal income tax on the portion of its taxable income and gains it distributes to stockholders. In addition, if the Company distributes in a timely manner (or treats as 'deemed distributed' as described below) 98% of its capital gain net income for each one year period ending October 31, and distributes 98% of its ordinary income for each calendar year (as well as any income not distributed in prior years), it will not be subject to a 4% nondeductible federal excise tax on certain undistributed income of a RIC.

     In order to qualify as a RIC for federal income tax purposes, the Company must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities, and (b) diversify its holdings so that (i) at least 50% of the value of the Company's assets consists of cash, cash items, government securities and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets and 10% of the outstanding voting securities of the issuer and (ii) no more than 25% of the value of the Company's assets are invested in the securities of one issuer (other than U.S. government securities), or of two or more issuers that are controlled by the Company and are engaged in the same or similar or related trades or businesses.

TREATMENT OF BUILT-IN GAIN

     Stockholders should carefully consider the tax implications of the carryover tax basis of assets owned by the Company before the Offering that will exist if the Company obtains a favorable ruling from the IRS. As a result of the tax-free nature of the Company's conversion to RIC status, the basis of the Company in its assets will equal the basis of the assets before the Offering. This basis will be approximately $9.0 million less than the market value of the assets, based on the Company's June 30, 1997 financial results. This represents a potential capital gain attributable to appreciation in value prior to the Offering. If the Company recognizes that built-in gain within ten years of the Offering, it will be liable for corporate-level tax on that gain. The current corporate tax rate on capital gain income is 35%. Any capital gain recognized by the Company when these assets are sold will either be distributed or deemed distributed to the stockholders (net of corporate-level tax), and in either case will be taxable to the stockholders. In the case of a deemed distribution, each stockholder is entitled to the credit for taxes paid by the Company as described below.

TAXATION OF STOCKHOLDERS

     For any period during which the Company qualifies as a RIC for tax purposes, dividends to stockholders of the Company's ordinary income and any distributions of net short-term capital gain generally will be taxable as ordinary income to stockholders to the extent of the Company's current or accumulated earnings and profits. Distributions of the Company's net long-term capital gains (designated by the Company as capital gain dividends) will be taxable to stockholders as long-term capital gain regardless of the stockholder's holding period in his shares. The Company will report to stockholders the portion of such gains attributable to the disposition of assets held by the Company for more than one year but not for more than 18 months and the portion attributable to the disposition of assets held for more than 18 months.

     To the extent that the Company retains any capital gains, it may designate them as 'deemed distributions' and pay a tax thereon for the benefit of its stockholders. In that event, the stockholders report their share of retained realized capital gains on their tax returns as if it had been received, and report a credit for the tax paid thereon by the Company. The amount of the deemed distribution net of such tax is then added to the stockholder's cost basis for his shares. Since the Company expects to pay tax on capital gains at the regular corporate tax rate of 35% and the maximum rate payable by individuals on such gains is substantially lower, the amount of credit that individual stockholders may report will exceed the amount of tax that they would be required to pay on capital gains. Stockholders who are not subject to federal income tax or tax on capital gains should be able to file a Form 990T or an income tax return on the appropriate form that allows them to recover the taxes paid on their behalf.

     Any dividend declared by the Company in October, November or December of a year, payable to stockholders of record on a specified date in such month and actually paid during January of the following year, will be treated as if it were received by the stockholders on December 31 of the year it was declared.

     Investors should be careful to consider the tax implications of buying shares just prior to the record date for a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the stockholder will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against tax basis in the shares.

     A stockholder may recognize taxable gain or loss if he sells, exchanges or redeems his shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale, exchange or redemption of shares generally will be a capital gain or loss, except in the case of a stockholder who is a securities dealer. This capital gain or loss will be treated as long-term capital gain or loss if the stockholder has held his shares for more than one year. The maximum tax rate on capital gains received by individuals from the sale or disposition of investments (other than collectibles) held for more than 18 months is 20 percent. If an individual holds an investment for more than one year, but not for more than 18 months, the maximum rate is 28 percent. Finally, the top capital gains tax rate for individuals will drop to 18 percent for assets purchased after January 1, 2000, and held for more than five years. Pursuant to a special rule, however, any capital loss arising from the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received with respect to such shares.

     The Company may be required to withhold U.S. federal income tax at the rate of 31% of all taxable dividends and distributions payable to stockholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or regarding whom the Company has been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

     Federal withholding taxes at a 30% rate (or a lesser treaty rate) may apply to distributions to stockholders that are nonresident aliens or foreign partnerships, trusts or corporations. Foreign investors should consult their tax advisers with respect to the possible U.S. federal, state and local and foreign tax consequences of an investment in the Company.

     The Company will mail to each stockholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per share and per distribution basis, the amounts includable in such stockholder's taxable income for such year as net investment income, as net realized capital gains (if applicable), as 'deemed' distributions of capital gains and as taxes paid by the Company with respect thereto. In addition, the federal tax status of each year's distributions will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Stockholders are advised to consult their own tax advisers with respect to particular tax consequences to them of an investment in the Company.

                          DESCRIPTION OF CAPITAL STOCK

     The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, $0.01 par value per share and 5,000,000 shares of preferred stock, par value $0.01 per share (the 'Preferred Stock,' the Preferred Stock and the Common Stock are collectively referred to as the 'Capital Stock'). The following summary of the Company's Capital Stock does not purport to be complete and is subject to, and qualified in its entirety by, the Company's Second Amended and Restated Certificate of Incorporation. Reference is made to the Company's Second Amended and Restated Certificate of Incorporation for a detailed description of the provisions summarized below.

COMMON STOCK

     All shares of Common Stock, have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Common Stock if and when declared by the Board of Directors of the Company out of funds legally available therefor. Shares of Common Stock have no preemptive, conversion or redemption rights and are freely transferable. In the event of liquidation dissolution or winding up of the Company, each share of Common Stock is entitled to share ratably in all assets of the Company that are legally available for distribution after payment of all debts and other liabilities and subject to any prior rights of holders of Preferred Stock, if any, then outstanding. Each share of Common Stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director.

     The Common Stock has been approved for listing on the Nasdaq National Market (symbol ACAS).

PREFERRED STOCK

     In addition to shares of Common Stock, the Company's Second Amended and Restated Certificate of Incorporation authorizes the issuance of shares of Preferred Stock. The Board of Directors is authorized to provide for the issuance of Preferred Stock with such preferences, powers, rights and privileges as the Board deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that
(i) immediately after issuance and before any distribution is made with respect to Common Stock, the Preferred Stock, together with all other Senior Securities, must not exceed an amount equal to 50% of the Company's total assets and (ii) the holders of shares of Preferred Stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the Preferred Stock are in arrears by two years or more. The Company has no present plans to issue any shares of Preferred Stock, but believes the availability of such stock will provide the Company with increased flexibility in structuring future financings and acquisitions.

WARRANTS

     In connection with the Offering, the Company will issue the Underwriters' Warrants. See 'Underwriting.'

LIMITATION ON LIABILITY OF DIRECTORS

     The Company has adopted provisions in its Second Amended and Restated Certificate of Incorporation limiting the liability of directors and officers of the Company for monetary damages. The effect of this provision in the Second Amended and Restated Certificate of Incorporation is to eliminate the rights of the Company and its stockholders (through stockholders' derivative suits on behalf of the Company) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except in certain limited situations. This provision does not limit or eliminate the rights of the Company or any stockholder to seek nonmonetary relief such as an injunction or rescission in the event of a breach of a director's or officer's duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

CERTAIN PROVISIONS OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND THE SECOND AMENDED AND RESTATED BY-LAWS

     The Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated By-Laws of the Company contain certain provisions that could make more difficult the acquisition of the Company by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the Board of Directors. The Company believes that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated By-Laws.

  CLASSIFIED BOARD OF DIRECTORS

     The Second Amended and Restated Certificate of Incorporation provides for the Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the Board. A classified board may render more difficult a change in control of the Company or removal of incumbent management. The Company believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure continuity and stability of the Company's management and policies.

  NUMBER OF DIRECTORS; REMOVAL; FILING VACANCIES

     The Second Amended and Restated Certificate of Incorporation provides that the number of directors will be determined pursuant to the By-Laws. In addition, the Second Amended and Restated By-Laws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of the Board of Directors then in office. The Second Amended and Restated Certificate of Incorporation provides that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next election of the class for which such directors have been chosen and until their successors are elected and qualified. Accordingly, the Board of Directors could temporarily prevent any stockholder from enlarging the Board of Directors and filling the new directorships with such stockholder's own nominees.

     The Second Amended and Restated Certificate of Incorporation also provides that, except as may be provided in a resolution or resolution designating any class or series of Preferred Stock, the directors may only be removed for cause by the affirmative vote of 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class.

  NO STOCKHOLDER ACTION BY WRITTEN CONSENT

     The Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated By-Laws provide that stockholder action can be taken only at an annual or special meeting of Stockholders. They also prohibit stockholder action by written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER
  PROPOSALS

     The Second Amended and Restated By-Laws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of stockholders of the Company (the 'Stockholder Notice Procedure').

     The Stockholder Notice Procedure provides that (i) only persons who are nominated by, or at the direction of, the Board of Directors, or by a stockholder who has given timely written notice containing specified information to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company and (ii) at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of, the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the Federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting must be received by the Company not less than 60 days or more than 90 days prior to the first anniversary of the previous year's annual meeting if the notice is to be submitted at an annual stockholders meeting or no later than 10 days following the day on which notice of the date of a special meeting of stockholders was given if the notice is to be submitted at a special stockholders meeting.

     The purpose of requiring stockholders to give the Company advance notice of nominations and other business is to afford the Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the Second Amended and Restated By-Laws do not give the Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to the Company and its stockholders.

  AMENDMENT OF CERTIFICATE OF INCORPORATION AND BY-LAWS

     The Company's Second Amended and Restated Certificate of Incorporation provides that the provisions therein relating to the classified Board of Directors, the number of directors, vacancies on the Board of Directors and removal of directors may be amended, altered, changed or repealed only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors voting together as a single class.

     The Company's Second Amended and Restated Certificate of Incorporation also provides that the other provisions of such Certificate may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of Preferred Stock, only by the affirmative vote of both a majority of the members of the Board of Directors then in office and a majority of the voting power of all of the shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

     The Company's Second Amended and Restated Certificate of Incorporation also provides that the Second Amended and Restated By-Laws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of the Board of Directors then in office. Any action taken by the stockholders with respect to adopting, amending, altering, changing or repealing the Second Amended and Restated By-Laws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class.

     These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in the Company's Second Amended and Restated Certificate of Incorporation and Second Amended and Restated By-Laws, such as those that provide for the classification of the Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the Second Amended and Restated Certificate of Incorporation or Second Amended and Restated By-Laws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

                                   REGULATION

     The Company is a closed-end, non-diversified, management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act and, as such, is subject to regulation under that Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than 'interested persons,' as defined in the 1940 Act. In addition, the 1940 Act provides that the Company may not change the nature of its business so as to cease to be, or to withdraw its election as, a business development company unless so authorized by the vote of a majority, as defined in the 1940 Act, of its outstanding voting securities.

     The Company is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares offered hereby if its asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while Senior Securities are outstanding, provision must be made to prohibit any distribution to stockholders or the repurchase of such securities or shares unless the Company meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Company may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes.

     Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act ('Qualifying Assets') unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company's total assets. The principal categories of Qualifying Assets relevant to the proposed business of the Company are the following:

          (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined in the 1940 Act as any issuer which:

             (a) is organized under the laws of, and has its principal place of business in, the United States;

             (b) is not an investment company other than a small business investment company wholly-owned by the business development company; and

             (c) does not have any class of securities with respect to which a broker or dealer may extend margin credit.

          (2) Securities of any eligible portfolio company which is controlled by the business development company.

          (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

          (4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

     In addition, a business development company must have been organized (and have its principal place of business) in the United States and must be operated for the purpose of making investments in the types of securities described in
(1) or (2) above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

                        SHARES ELIGIBLE FOR FUTURE SALE


     Upon completion of the Offering and assuming that shares offered through the Direct Offering are sold in full, the Company will have outstanding 9,808,767 shares of Common Stock, based on the number of shares outstanding on September 1, 1997, and assuming (i) no exercise of the Over-Allotment Option, and (ii) no exercise of the Underwriters' Warrants. Of these shares, the 9,122,437 shares of Common Stock sold in the Offering and the Direct Offering will be freely tradable without restriction or limitation under the Securities Act. However, the shares sold in the Direct Offering will be subject to the agreement with the Representative of the Underwriters described below. Of the remaining 686,330 shares, the 477,744 shares owned by Malon Wilkus, the Company President (the 'Restricted Shares') will be subject to a lockup agreement in favor of the Representative of the Underwriters which generally provides that none of such shares may, without the prior written consent of the Representative of the Underwriters, be sold or otherwise disposed of for a period of 180 days from the date of this Prospectus. The Company ESOP, which owns 205,272 shares, is legally prohibited from entering into such lockup agreements. Nevertheless, under the terms of the Company ESOP, only in the event of the death or disability of a participant, would the Company ESOP make distributions of shares to ESOP participants during the term of such lockup agreements. Similarly, Company ESOP participants cannot legally enter into such lockup agreements with regard to shares allocated to their accounts under the Company ESOP. The Representative of the Underwriters may, in its sole discretion and at any time without notice, release all or any portion of the securities subject to the lockup agreements.

                               SHARE REPURCHASES

     Shares of closed-end investment companies frequently trade at discounts from net asset value, especially shortly after the completion of the initial public offering. The Company cannot predict whether its shares will trade above, at or below net asset value. The market price of the Company's shares will be determined by, among other things, the supply and demand for the Company's shares, the Company's investment performance and investor perception of the Company's overall attractiveness as an investment as compared with alternative investments. The Board of Directors has authorized officers of the Company in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of the Company in the event that the shares trade at a discount to net asset value. There is no assurance that any such open market purchases will be made and such authorization may be terminated at any time. In addition, if at any time after the second anniversary of this Offering the Company's shares publicly trade for a substantial period of time at a substantial discount from the Company's then current net asset value per share, the Company's Board of Directors will consider authorizing periodic repurchases of the Company's shares or other actions designed to eliminate the discount. The Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on the Company's status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on the Company's ability to borrow. No assurance can be given that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the current net asset value per share. Any such repurchase would cause the Company's total assets to decrease, which may have the effect of increasing the Company's expense ratio. The Company may borrow money to finance the repurchase of shares subject to the limitations described in this Prospectus. Any interest on such borrowing for this purpose will reduce the Company's net income.

                                  UNDERWRITING

     Subject to the terms and conditions set forth in the Underwriting Agreement, the Company has agreed to sell to each of the underwriters named below (the 'Underwriters') and each of the Underwriters, for whom Friedman, Billings, Ramsey & Co., Inc., is acting as representative (the 'Representative'), has severally agreed to purchase, the number of shares of Common Stock offered hereby set forth below opposite its name.


                                                                                              NUMBER OF
UNDERWRITER                                                                                    SHARES
-------------------------------------------------------------------------------------------   ---------
Friedman, Billings, Ramsey & Co., Inc......................................................   6,540,000
Bear, Stearns & Co. Inc....................................................................     125,000
Keefe, Bruyette & Woods, Inc...............................................................     125,000
Montgomery Securities......................................................................     125,000
PaineWebber Incorporated...................................................................     125,000
Smith Barney, Inc..........................................................................     125,000
Advest, Inc................................................................................      65,000
J.C. Bradford & Co.........................................................................      65,000
Cleary Gull Reiland & McDevitt Inc.........................................................      65,000
Cruttenden Roth Incorporated...............................................................      65,000
Equitable Securities Corporation...........................................................      65,000
Everen Securities, Inc.....................................................................      65,000
Fahnestock & Co. Inc.......................................................................      65,000
Ferris, Baker Watts, Inc...................................................................      65,000
J.J.B. Hillard, W.L. Lyons, Inc............................................................      65,000
Legg Mason Wood Walker, Incorporated.......................................................      65,000
Morgan Keegan & Company, Inc...............................................................      65,000
The Ohio Company...........................................................................      65,000
Parker/Hunter Incorporated.................................................................      65,000
Scott & Stringfellow, Inc..................................................................      65,000
The Seidler Companies Incorporated.........................................................      65,000
Stephens Inc...............................................................................      65,000
Stifel, Nicolaus & Company, Incorporated...................................................      65,000
Sutro & Co. Incorporated...................................................................      65,000
Tucker Anthony Incorporated................................................................      65,000
                                                                                              ---------
     Total.................................................................................   8,400,000
                                                                                              ---------
                                                                                              ---------


     Under the terms and conditions of the Underwriting Agreement, the Underwriters are committed to purchase all the shares of Common Stock offered hereby if any are purchased.


     The Underwriters propose initially to offer the shares of Common Stock directly to the public at the public offering price set forth on the cover page of this Prospectus and to certain dealers at such offering price less a concession not to exceed $0.63 per share of Common Stock. The Underwriters may allow and such dealers may reallow a concession not to exceed $.10 per share of Common Stock to certain other dealers. After the shares of Common Stock are released for sale to the public, the offering price and other selling terms may be changed by the Underwriters.



     The Company has granted to the Underwriters the Over-Allotment Option, which is an option exercisable during a 30-day period after the date hereof to purchase, at the initial offering price less underwriting discounts and commissions, up to an additional 1,260,000 shares of Common Stock for the sole purpose of covering over-allotments, if any. To the extent that the Underwriters exercise the Over-Allotment Option, each Underwriter will be committed, subject to certain conditions, to purchase a number of the additional shares of Common Stock proportionate to such Underwriter's initial commitment.



     The Company has agreed, subject to the approval prior to completion of the Offering, of the stockholders and a majority of the disinterested directors, to issue on the date of this Prospectus to the Representative and/or its designees the Underwriters' Warrants, which are warrants to purchase up to 392,351 shares of Common Stock (442,751 shares if the Over-Allotment Option is exercised), representing 4% of the shares of Common Stock outstanding after completion of the Offering and the Direct Offering, at a purchase price equal to the initial offering price per share. The Underwriters' Warrants may not be sold, transferred, assigned or hypothecated for one year following the date of this Prospectus, except to officers, directors, and shareholders of the Representative. The Underwriters' Warrants are immediately exercisable and have a term of five years from the date of this Prospectus (the 'Warrant Exercise Term'). The Company has also registered the shares of Common Stock underlying the Underwriters' Warrants. During the Warrant Exercise Term, the Representative is given the opportunity to profit from a rise in market price of the shares of Common Stock. To the extent that the Underwriters' Warrants are exercised, dilution to the interests of the holders of the Common Stock will occur. In addition, the terms upon which the Company will be able to obtain additional equity capital may be adversely affected because the holders of the Underwriters' Warrants can be expected to exercise them at a time when the Company likely would be able to obtain any needed capital on terms more favorable to the Company than those provided in the Underwriters' Warrants.


     The Company has agreed to pay to the Underwriters an accountable expense allowance of up to $200,000.


     The Company has agreed to indemnify the several Underwriters against certain civil liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect thereof.



     Prior to the Offering, there has been no public market for the shares of Common Stock. The initial public offering price has been determined by negotiation between the Company and the Representative of the Underwriters. Among the factors considered in making such determination were the history of, and the prospects for, the industry in which the Company will compete, an assessment of management, the Company's prospects for future earnings, the general conditions of the economy and the securities market and the prices of offerings by similar issuers. There can, however, be no assurance that the price at which the shares of Common Stock will sell in the public market after the Offering will not be lower than the price at which they are sold by the Underwriters.


     The Representative has informed the Company that the Underwriters do not intend to confirm sales of the shares offered hereby to any accounts over which they exercise discretionary authority.

     Until the distribution of the Common Stock is completed, the rules of the Commission may limit the ability of the Underwriters and certain selling group members to bid for or purchase the Common Stock. As an exception to these rules, the Representative is permitted to engage in certain transactions that stabilize the price of the Common Stock. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Common Stock.

     If the Underwriters create a short position in the Common Stock in connection with the Offering, i.e., if they sell more shares of Common Stock than are set forth on the cover page of this Prospectus, the Representative may reduce that short position by purchasing shares of Common Stock in the open market. The Representative may also elect to reduce any short position by exercising all or part of the Over-Allotment Option described above.

     The Representative may also impose a penalty bid on certain Underwriters and selling group members. This means that if the Representative purchases Common Stock in the open market to reduce the Underwriters' short position or to stabilize the price of the Common Stock, it may reclaim the amount of the selling concession from the Underwriters and selling group members who sold that Common Stock as part of the Offering.

     In general, purchases of securities for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

     Neither the Company nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Stock. In addition, neither the Company nor any of the Underwriters makes any representation that the Representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.


     The Company, and each person purchasing in the Direct Offering, including Malon Wilkus, President of the Company, have generally agreed not to offer, sell or contract to sell or otherwise dispose any of its Common Stock without the prior consent of the Representative for a period of 180 days from the date of this Prospectus. The Company ESOP is legally prohibited from entering into such an agreement.

                                DIRECT OFFERING


     Concurrently with the offering by the Underwriters, the Company is, by means of this Prospectus, making the Direct Offering of up to 722,437 shares of Common Stock to directors, officers and employees of the Company and certain associated persons and entities at a price equal to $15.00 per share less the sales load payable with respect to the shares offered to the public. The obligation of the investors to purchase shares in the Direct Offering is contingent on the purchase of shares by the Underwriters. There is no minimum number of shares to be purchased in the Direct Offering. Any proceeds from the sale of shares in the Direct Offering will be held in escrow until the closing of the underwritten offering and will be refunded to the investors if the Underwriters do not purchase shares in the underwritten offering. Such investors have agreed not to resell any shares so purchased by them for at least 180 days from the date of this Prospectus without the consent of the Underwriters. If the Company sells shares to the Underwriters and to the investors in the Direct Offering, the proceeds of such sales will be used only for the purposes described in this Prospectus.


          CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR


     The Company's securities are held under a custodian agreement by Riggs Bank. The address of the custodian is 808 17th Street, N.W., Washington, D.C. 20006. The Company's assets are held under bank custodianship in compliance with the 1940 Act. State Street Bank and Trust Company will act as the Company's transfer and dividend paying agent and registrar. The principal business address of State Street Bank and Trust Company is c/o Boston EquiServe, L.P., 150 Royall Street, mail stop 45-02-62, Canton, MA 02021.


                                 LEGAL MATTERS

     The legality of the shares of Common Stock offered hereby will be passed upon for the Company by Arnold & Porter, Washington, D.C. Certain legal matters will be passed upon for the Underwriters by Gibson, Dunn & Crutcher LLP, Washington, D.C.

                                    EXPERTS

     The consolidated financial statements of the Company at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996 appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Auditors.............................................................................    F-2
AUDITED CONSOLIDATED FINANCIAL STATEMENTS
  Consolidated Balance Sheets as of December 31, 1996 and 1995.............................................    F-3
  Consolidated Schedules of Investments as of December 31, 1996 and 1995...................................    F-4
  Consolidated Statements of Income for the years ended December 31, 1996, 1995, and 1994..................    F-5
  Consolidated Statements of Stockholders' Equity for the years ended December 31, 1996,
     1995, and 1994........................................................................................    F-6
  Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995, and 1994..............    F-7
  Notes to Consolidated Financial Statements...............................................................    F-8

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
  Consolidated Balance Sheets (Unaudited) as of June 30, 1997 and 1996.....................................   F-14
  Consolidated Schedules of Investments (Unaudited) as of June 30, 1997 and 1996...........................   F-15
  Consolidated Statements of Income (Unaudited) for the six months ended June 30, 1997
     and 1996..............................................................................................   F-16
  Consolidated Statements of Stockholders' Equity (Unaudited) for the six months ended June 30, 1997 and
     1996..................................................................................................   F-17
  Consolidated Statements of Cash Flows (Unaudited) for the six months ended June 30, 1997 and 1996........   F-18
  Notes to Unaudited Consolidated Financial Statements.....................................................   F-19

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
American Capital Strategies, Ltd.

We have audited the accompanying consolidated balance sheets of American Capital Strategies, Ltd. (the Company), including the consolidated schedules of investments, as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

As discussed in Note 1, in 1994 the Company changed its method of accounting for preferred stock issued to the employee stock ownership plan.

                                          ERNST & YOUNG LLP


Washington, D.C.
June 11, 1997, except as to Note 12, as to which the date is August 29,1997

                       AMERICAN CAPITAL STRATEGIES, LTD.
                          CONSOLIDATED BALANCE SHEETS

                                                                                               DECEMBER 31,
                                                                                         ------------------------
                                                                                            1995          1996
                                                                                         ----------    ----------
                                        ASSETS
Investments' at fair value (cost or initial value of $831,414, and $905,748,
  respectively).......................................................................   $3,422,422    $3,980,421
Cash and cash equivalents.............................................................      359,029       322,664
Accounts receivable (net of allowance for doubtful accounts of $302,283, and $249,609,
  respectively).......................................................................      276,643       917,625
Income taxes receivable...............................................................      153,147        52,225
Property and equipment:
  Computer equipment..................................................................      124,953       154,182
  Office furniture and equipment......................................................       94,304        96,827
  Less: accumulated depreciation......................................................     (100,099)     (130,495)
                                                                                         ----------    ----------
                                                                                            119,158       120,514
Other assets..........................................................................       52,595        38,816
                                                                                         ----------    ----------
Total assets..........................................................................   $4,382,994    $5,432,265
                                                                                         ----------    ----------
                                                                                         ----------    ----------
                         LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued liabilities..............................................   $   94,322    $  322,252
Due to related parties................................................................       72,222        78,142
Deferred taxes........................................................................    1,109,958     1,230,536
Notes payable.........................................................................      160,833       429,684
                                                                                         ----------    ----------
Total liabilities.....................................................................    1,437,335     2,060,614
Stockholders' equity:
  Preferred stock, $.01 par value, 100,000 shares authorized and 6,857 issued and
     outstanding......................................................................    1,419,399     1,419,399
  Unearned ESOP shares................................................................     (332,551)     (116,668)
  Common stock, $.01 par value, 20,000,000 shares authorized, 480,312 and 481,058
     shares issued and outstanding in 1995 and 1996, respectively.....................        4,804         4,811
  Capital in excess of par value......................................................        9,444        10,407
  Retained earnings...................................................................    1,844,563     2,053,702
                                                                                         ----------    ----------
Total stockholders' equity............................................................    2,945,659     3,371,651
                                                                                         ----------    ----------
Total liabilities and stockholders' equity............................................   $4,382,994    $5,432,265
                                                                                         ----------    ----------
                                                                                         ----------    ----------

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                     CONSOLIDATED SCHEDULES OF INVESTMENTS

                                                                                       DECEMBER 31, 1996
                                                                          -------------------------------------------
                                                                          NUMBER OF     COST OR INITIAL
COMMON STOCK                                                                SHARES           VALUE         FAIR VALUE
-----------------------------------------------------------------------   ----------    ---------------    ----------
Manufacturing--100%
  Erie Forge and Steel, Inc............................................   120,773          $ 500,000       $2,736,418
  Good Stuff Food Company, Inc.........................................    27,000             67,750          486,000
  Indiana Steel & Wire Corporation.....................................     7,547             42,914           58,869
  Martino's Bakery, Inc................................................    50,000            120,750          259,000
  Mobile Tool International, Inc.......................................     6,130            174,334          440,134
                                                                                        ---------------    ----------
                                                                                           $ 905,748       $3,980,421
                                                                                        ---------------    ----------
                                                                                        ---------------    ----------

                                                                                       DECEMBER 31, 1995
                                                                          -------------------------------------------
                                                                          NUMBER OF     COST OR INITIAL
COMMON STOCK                                                                SHARES           VALUE         FAIR VALUE
-----------------------------------------------------------------------   ----------    ---------------    ----------
Manufacturing--100%
  Erie Forge and Steel, Inc............................................   120,773          $ 500,000       $2,532,610
  Good Stuff Food Company, Inc.........................................    27,000             67,750          567,000
  Indiana Steel & Wire Corporation.....................................     7,547             42,914           49,812
  Martino's Bakery, Inc................................................    50,000            120,750          102,500
  Mobile Tool International, Inc.......................................     5,000            100,000          170,500
                                                                                        ---------------    ----------
                                                                                           $ 831,414       $3,422,422
                                                                                        ---------------    ----------
                                                                                        ---------------    ----------

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                  YEAR ENDED DECEMBER 31,
                                                                           --------------------------------------
                                                                              1994          1995          1996
                                                                           ----------    ----------    ----------
REVENUE
Financial advisory fees.................................................   $1,433,891    $1,148,752    $1,738,295
Financial performance fees..............................................      708,377     1,288,797       649,030
Other...................................................................      355,963       268,083       359,097
                                                                           ----------    ----------    ----------
     Total revenue......................................................    2,498,231     2,705,632     2,746,422

OPERATING EXPENSES
Salaries and benefits...................................................    1,350,909     1,484,833     1,067,315
General and administrative..............................................      523,233       573,102       926,502
Other operating.........................................................      345,056       278,212       355,693
Provision for doubtful accounts.........................................           --       302,283       224,329
Interest................................................................       36,001        37,037        32,959
Depreciation and amortization...........................................       33,198        35,415        39,016
ESOP contribution.......................................................      317,361       216,827       215,883
                                                                           ----------    ----------    ----------
     Total operating expenses...........................................    2,605,758     2,927,709     2,861,697
                                                                           ----------    ----------    ----------
Net operating loss before investment activity...........................     (107,527)     (222,077)     (115,275)
Unrealized appreciation of investments..................................      956,294       370,696       483,665
Realized gain (loss) on investments.....................................      (22,784)       66,148            --
                                                                           ----------    ----------    ----------
Income before income taxes..............................................      825,983       214,767       368,390
Provision for income taxes..............................................      421,664        57,381       159,251
                                                                           ----------    ----------    ----------
     Net income.........................................................   $  404,319    $  157,386    $  209,139
                                                                           ----------    ----------    ----------
                                                                           ----------    ----------    ----------
SUPPLEMENTAL EARNINGS (LOSS) PER SHARE:
  Net operating loss before investment activity.........................                               $    (0.17)
  Net income............................................................                                     0.30
  Weighted average shares outstanding...................................                                  686,330

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                                    CAPITAL
                                                    UNEARNED      COMMON STOCK     IN EXCESS
                                       PREFERRED      ESOP      ----------------    OF PAR      RETAINED
                                         STOCK       SHARES     SHARES    AMOUNT     VALUE      EARNINGS      TOTAL
                                       ----------   ---------   -------   ------   ---------   ----------   ----------
Balance at December 31, 1993........   $1,419,399   $(932,307)  479,864   $4,800    $ 8,692    $1,349,925   $1,850,509
  Net income........................           --          --        --      --          --       404,319      404,319
  Dividends.........................           --          --        --      --          --       (67,067)     (67,067)
  Sale of common stock to
    employees.......................           --          --       448        4        752            --          756
  ESOP shares earned................           --     382,929        --      --          --            --      382,929
                                       ----------   ---------   -------   ------   ---------   ----------   ----------
Balance at December 31, 1994........    1,419,399    (549,378)  480,312    4,804      9,444     1,687,177    2,571,446
  Net income........................           --          --        --      --          --       157,386      157,386
  ESOP shares earned................           --     216,827        --      --          --            --      216,827
                                       ----------   ---------   -------   ------   ---------   ----------   ----------
Balance at December 31, 1995........    1,419,399    (332,551)  480,312    4,804      9,444     1,844,563    2,945,659
  Net income........................           --          --        --      --          --       209,139      209,139
  Options exercised.................           --          --       746       7         963            --          970
  ESOP shares earned................           --     215,883        --      --          --            --      215,883
                                       ----------   ---------   -------   ------   ---------   ----------   ----------
Balance at December 31, 1996........   $1,419,399   $(116,668)  481,058   $4,811    $10,407    $2,053,702   $3,371,651
                                       ----------   ---------   -------   ------   ---------   ----------   ----------
                                       ----------   ---------   -------   ------   ---------   ----------   ----------

                            See accompanying notes.

                        AMERICAN CAPITAL STRATEGIES LTD.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                ---------------------------------
                                                                                  1994        1995        1996
                                                                                --------    --------    ---------
OPERATING ACTIVITIES
  Net income.................................................................   $404,319    $157,386    $ 209,139
     Adjustments to reconcile net income to net cash provided by (used in)
       operating activities:
       Depreciation and amortization.........................................     33,198      35,415       39,016
       Unrealized appreciation of investments................................   (956,294)   (370,696)    (483,665)
       Realized (gain) loss on investments...................................     22,784     (66,148)          --
       Amortization of deferred finance costs................................      3,024       7,332       11,088
       Provision for deferred income taxes...................................    495,483     115,485      120,578
       Loss on disposal of property and equipment............................      1,498          91          629
       ESOP contribution.....................................................    382,929     216,827      215,883
       Provision for doubtful accounts.......................................         --     302,283      224,329
       Increase in accounts receivable.......................................    (54,867)   (182,056)    (865,311)
       (Increase) decrease in income taxes receivable........................   (100,894)    (32,822)     100,922
       Decrease (increase) in other assets...................................    (11,082)     (3,554)       5,665
       Increase (decrease) in accounts payable and accrued liabilities.......    (35,834)     29,538      227,930
                                                                                --------    --------    ---------
  Net cash provided by (used in) operating activities........................   $184,264    $209,081    $(193,797)
                                                                                --------    --------    ---------
                                                                                --------    --------    ---------

INVESTING ACTIVITIES
  Proceeds from sale of investments..........................................         --      66,148           --
  Purchase of investments....................................................         --      (6,674)     (74,640)
  Purchases of property and equipment, net of disposals......................    (72,561)    (20,304)     (39,669)
                                                                                --------    --------    ---------
Net cash provided by (used in) investing activities..........................    (72,561)     39,170     (114,309)

FINANCING ACTIVITIES
  Proceeds from notes payable................................................         --          --      429,684
  Principal payments of notes payable........................................    (71,667)    (77,500)    (160,833)
  Increase in deferred finance costs.........................................         --     (25,849)      (4,000)
  Increase (decrease) in due to related parties..............................       (165)     10,893        5,920
  Sale of common stock.......................................................        756          --           --
  Options exercised..........................................................         --          --          970
  Dividends paid.............................................................    (67,067)         --           --
                                                                                --------    --------    ---------
Net cash provided by (used in) financing activities..........................   (138,143)    (92,456)     271,741
                                                                                --------    --------    ---------
Net increase (decrease) in cash and cash equivalents.........................    (26,440)    155,795      (36,365)
Cash and cash equivalents at beginning of year...............................    229,674     203,234      359,029
                                                                                --------    --------    ---------
Cash and cash equivalents at end of year.....................................   $203,234    $359,029    $ 322,664
                                                                                --------    --------    ---------
                                                                                --------    --------    ---------

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Organization

     American Capital Strategies, Ltd. (the Company) is a specialty finance company that assists small and medium sized businesses in raising financing and has made equity investments in certain of these businesses. It also provides other financial services to these companies. It has focused on structuring, raising financing, and investing in management and employee buyouts of subsidiaries, divisions, and product lines being divested by larger corporations utilizing employee stock ownership plans (ESOPs). The Company is headquartered in Bethesda, Maryland and has offices in New York, Boston, Pittsburgh, San Francisco, and Savannah.

  Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company's majority owned subsidiaries. All intercompany transactions and balances have been eliminated in consolidation. Labor Research, Inc. and ACS Capital Investment Corporation are the only active Company subsidiaries included in consolidated balances. The Company's remaining majority owned subsidiaries are inactive.

  Cash and Cash Equivalents

     For the purpose of reporting cash flows, the Company has defined cash and cash equivalents as cash and investments in mutual funds.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Investments

     Investments are comprised of investments in equity securities and are recorded at estimated market value. Market value is determined by either independent third party appraisals or by estimates of the Company's management made in consultation with managements of the companies in which equity investments have been made. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

  Property and Equipment

     Property and equipment is carried at cost and is depreciated using the straight-line method over the estimated useful lives of the related assets ranging from five to seven years.

  Revenue Recognition

     Financial advisory fees represent amounts received for providing advice and analysis to small and medium sized businesses and are recognized as earned based on hours incurred. Financial performance fees represent amounts received that are earned on a contingent basis for structuring, financing, and executing transactions and are recognized as earned when the transaction is completed.

                       AMERICAN CAPITAL STRATEGIES, LTD.
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  Employee Stock Ownership Plan (ESOP)

     Beginning January 1, 1994, the Company prospectively adopted the provisions of AICPA Statement of Position 93-6, 'Employers' Accounting for Employee Stock Ownership Plans,' (SOP 93-6). SOP 93-6 requires that ESOP contribution expense for ESOP shares acquired after 1992 and not committed to be released before the beginning of 1994, be measured based on the fair value of those shares when committed to be released to employees, rather than based on their original cost. Additionally, under SOP 93-6, dividends on unallocated shares of preferred stock are recorded as ESOP contribution expense. As a result of this change, net income in 1994 has been reduced by $110,358. Through December 31, 1993, the Company accounted for ESOP shares in accordance with AICPA Statement of Position 76-3.

  Income Taxes

     During the years ended December 31, 1996, 1995, and 1994, the Company operated under Subchapter C of the Internal Revenue Code. The Company calculates its tax provision pursuant to Statement of Financial Accounting Standards No.
109. Deferred income taxes are determined based on the differences between financial reporting and tax basis of assets and liabilities.

  New Accounting Pronouncements

     In October 1995, Statement of Financial Accounting Standards No. 123, 'Accounting for Stock-Based Compensation' (SFAS 123), was issued. SFAS 123 requires entities that have followed Accounting Principles Board Opinion No. 25, 'Accounting for Stock Issued to Employees' (APB 25) and related Interpretations to either adopt a fair value method of accounting for stock-based compensation (as described by SFAS 123) or continue to follow APB 25 and provide additional pro forma disclosures in the footnotes to the financial statements.

     The Company has elected to follow APB 25 and related Interpretations in accounting for its employee stock options because the alternative fair value accounting provided for under SFAS 123 requires the use of valuation methods that were not developed for use in valuing employee stock options. Under APB 25, because the exercise price of the Company's employee stock options approximates the market price of the underlying stock on the date of grant, no compensation expense is recognized.

     In February 1997, the Financial Accounting Standards Board issued Statement No. 128, 'Earnings Per Share,' (SFAS 128) which is required to be adopted on December 31, 1997. At that time, the Company will change the method currently used to compute earnings per share and to restate all prior years. The impact of SFAS 128 on the calculation of fully diluted earnings per share for these years is not expected to be material.

2. NOTES PAYABLE

     At December 31, 1995, the Company had two notes payable to a finance company, which were approximately $146,000 and $15,000. The interest rates were adjusted monthly at the finance company's base rate plus 2% and the finance company's base rate plus 2.5%, respectively, and were 10.75% and 11.25%, respectively, as of December 31, 1995. The notes payable were secured by a certificate of deposit, inventory, accounts receivable, equipment, and an investment in shares of common stock of the Company's investments. These notes were extinguished in December 1996.

     As of December 31, 1996, the Company has a five-year credit arrangement with the finance company which is a line of credit with a term conversion provision. During only the first two years of the agreement, the Company has the ability to borrow up to $500,000 with interest payable monthly. The balance outstanding after the initial two-year period is payable in equal monthly installments of principal plus accrued interest over the remaining three years. The interest rate is the finance company's base rate plus 1.5%. This arrangement is

                       AMERICAN CAPITAL STRATEGIES, LTD.
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

2. NOTES PAYABLE--(CONTINUED)
secured by accounts receivable, furniture, fixtures, equipment, and 56,270 shares of common stock in Erie Forge and Steel, one of the Company's investments. At December 31, 1996, the outstanding balance was approximately $283,000, and the interest rate was 9.75%. This amount is payable in monthly installments over a three year period beginning in December 1998.

     As of December 31, 1996, the Company had a term loan commitment with the finance company in the amount $750,000 which was subject to a two-year drawn down period ending in October 1997. During the draw down period, individual draws could be made in increments of a minimum of $100,000 and a maximum of $250,000. Each draw on the loan was payable over a five-year term from the date of the draw. The interest rate was the finance company's base rate plus 3%. This arrangement was secured by accounts receivable, furniture, fixtures, equipment, and the Company's investments in shares of common stock. At December 31, 1996, the outstanding balance was approximately $146,000, and the interest rate was 11.25%. This amount was due in 2001.

     On May 30, 1997, certain terms of the above described loan were amended. The term loan commitment was increased from $750,000 to $1,000,000. The draw down period was extended until May 1999. The aforementioned restrictions regarding the amount of individual draws were removed. Interest only will be assessed over a four year term from the date of the draw, and thereafter, monthly payments of principal and interest are payable until all outstanding amounts become fully due in May 2004.

     During the years ended December 31, 1996, 1995, and 1994, the cash paid for interest was approximately $43,000, $36,000, $33,000, respectively. The weighted average interest rates, including amortization of deferred finance costs, for the years ended December 31, 1996, 1995, and 1994 were 17.3%, 13.7%, and 10.5%, respectively.

3. INCOME TAXES

     Significant components of the Company's deferred tax liabilities and assets were as follows:

                                                                           DECEMBER 31,
                                                                     ------------------------
                                                                        1995          1996
                                                                     ----------    ----------
Deferred tax liabilities:
  Investments.....................................................   $1,120,196    $1,303,911
  Depreciation....................................................       18,392        21,393
                                                                     ----------    ----------
                                                                      1,138,588     1,325,304
Deferred tax assets:
  Net operating loss carryforward.................................       28,630        63,085
  Alternative minimum tax.........................................       25,509        25,509
  Other...........................................................           --         6,174
                                                                     ----------    ----------
                                                                         54,139        94,768
Valuation allowance...............................................      (25,509)           --
                                                                     ----------    ----------
  Net deferred tax liabilities....................................   $1,109,958    $1,230,536
                                                                     ----------    ----------
                                                                     ----------    ----------

     The components of the income tax provision were as follows:

                                                                          YEAR ENDED DECEMBER 31,
                                                                      --------------------------------
                                                                        1994        1995        1996
                                                                      --------    --------    --------
Current provision (benefit)........................................   $(73,819)   $(58,104)   $ 38,673
Deferred provision.................................................    495,483     115,485     120,578
                                                                      --------    --------    --------
                                                                      $421,664    $ 57,381    $159,251
                                                                      --------    --------    --------
                                                                      --------    --------    --------

                       AMERICAN CAPITAL STRATEGIES, LTD.
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

3. INCOME TAXES--(CONTINUED)
     The differences between the Federal statutory tax rate and the effective tax rate were as follows:

                                                                          YEAR ENDED DECEMBER 31,
                                                                      --------------------------------
                                                                        1994        1995        1996
                                                                      --------    --------    --------
Statutory rate.....................................................   $280,834    $ 73,021    $125,253
State taxes........................................................     96,714       8,589      14,747
ESOP dividends.....................................................    (31,370)         --          --
Change in valuation allowance......................................     44,639     (19,130)    (25,509)
Other..............................................................     30,847      (5,099)     44,760
                                                                      --------    --------    --------
Effective rate.....................................................   $421,664    $ 57,381    $159,251
                                                                      --------    --------    --------
                                                                      --------    --------    --------

     During the years ended December 31, 1996, 1995, and 1994, cash paid for income taxes was approximately $1,000, $45,000, and $17,000, respectively.

     At December 31, 1996, the Company had a net operating loss carryforward of approximately $166,000 which expires during 2010 and 2011.

     The aggregate gross and net unrealized appreciation over the cost for Federal income tax purposes was $3,399,423 and $2,915,758 as of December 31, 1996 and 1995, respectively. The aggregate cost of securities for Federal income tax purposes were $580,998 and $506,664 as of December 31, 1996 and 1995, respectively.

4. LEASE COMMITMENTS

     The Company has noncancelable operating leases for office space and office equipment. The leases expire over the next four years and contain provisions for certain annual rental escalations.

     Rent expense for operating leases for the years ended December 31, 1996, 1995, and 1994 was approximately $101,000, $95,000, and $78,000, respectively.

     Future minimum lease payments under noncancelable operating leases at December 31, 1996 were as follows:

1997..........................................................   $106,133
1998..........................................................    106,540
1999..........................................................     10,350
2000..........................................................      3,150
2001..........................................................      1,575
                                                                 --------
                                                                 $227,748
                                                                 --------
                                                                 --------

5. EMPLOYEE STOCK OWNERSHIP PLAN

     The Company maintains an ESOP, which includes all employees and is fully funded by the Company. Contributions are made at the Company's discretion up to $30,000 or 25% of annual compensation expense for each employee. Employees are not fully vested until completing five years of service.

     The Company sponsors an employee stock ownership trust to act as the depository of employer contributions to the ESOP as well as to administer and manage the actual trust assets which are deposited into the ESOP.

     Unearned ESOP shares are allocated annually at the end of the year to employees over a five year period, based on compensation levels. As of December 31, 1996, the ESOP held 6,857 shares of preferred stock, of which 6,293 shares were allocated to employees and 564 shares remain to be allocated.

                       AMERICAN CAPITAL STRATEGIES, LTD.
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

6. STOCK OPTION PLAN

     On December 31, 1992, the Board of Directors of the Company adopted the Employee Stock Option Plan (the Stock Option Plan), which provides employees, including eligible officers of the Company, the opportunity to purchase restricted common stock. The number of options granted employees under the Stock Option Plan is based on years of service and compensation level. The options generally vest immediately and expire after a short-term period. The Company has not authorized or reserved any shares of its common stock for future grants under this plan.

     As of December 31, 1994, the Company had 35,025 outstanding options with an exercise price of $1.30, which is the Company's estimate of market value. During 1995, these options expired. During 1996, the Company granted 35,502 options with an exercise price of $1.28, which is the Company's estimate of market value. Of these options, 746 were exercised and 34,756 expired during the year.

     Pro forma net income information required by SFAS 123 is not provided since the net impact of the option activity in 1996 and 1995 was not material.

7. PREFERRED STOCK

     The Company has two classes of preferred stock, Class A Convertible Preferred Stock (Class A) and Undesignated Preferred Stock. The Class A shares have a par value of $50 and pay a cumulative dividend at 12.5% per annum. The Company's ESOP is the sole owner of the Class A shares. The dividends paid on the Class A shares may be reduced by the amount of any contributions by the Company to the ESOP. There are 10,000 shares authorized and 6,857 outstanding as of December 31, 1996 and 1995. Holders of the Class A shares are entitled to voting rights and the holders may only as a group convert the Class A shares to the equivalent number of common stock shares. The Class A holders are entitled to a liquidation preference equal to $207 per share plus all accrued and unpaid dividends. Dividends paid on the Class A shares for the year ended December 31, 1994 were $67,067. No dividends were paid on the Class A shares for the years ended December 31, 1996 and 1995.

     There are 90,000 shares of Undesignated Preferred Stock authorized with a par value of $.01. No shares were issued as of December 31, 1996 or 1995.

8. SUPPLEMENTAL EARNINGS PER SHARE

     Supplemental earnings per share for the year ended December 31, 1996 was calculated on a pro forma basis using weighted average outstanding shares of common stock of 686,330 as adjusted for the stock split effected in the form of a stock dividend and the conversion of preferred stock described in Note 12. For all other periods, earnings per share was not presented since it was not considered to be meaningful.

9. CONCENTRATION OF CREDIT RISK AND SIGNIFICANT CLIENTS

     At December 31, 1996, an investment in shares of stock in one company comprised 69% of the Company's investments.

     At December 31, 1996, 74% of the Company's accounts receivable, net of allowance for doubtful accounts, were from three clients.

     During 1996, 46% of the Company's combined financial advisory fee and financial performance fee revenue was from three clients.

10. RELATED PARTY TRANSACTIONS

     As of December 31, 1996 and 1995, the Company had a note payable to its president for approximately $74,000 and $66,000, respectively. The interest rate was based on prime plus 4% and was 12.25% and 12.5% as

                       AMERICAN CAPITAL STRATEGIES, LTD.
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

10. RELATED PARTY TRANSACTIONS--(CONTINUED) of December 31, 1996 and 1995, respectively. The related interest expense for each of the years ended December 31, 1996, 1995, and 1994, was approximately $8,000, $8,000, and $6,000, respectively.

     During 1996, the Company purchased investments in shares of common stock from several of its employees. The aggregate amount paid in these transactions was $9,000.

     During 1996, the Company incurred consulting fees from a former employee that were approximately $195,000. Of this amount, approximately $164,000 was included in accounts payable and accrued liabilities at December 31, 1996.

     In addition, included in due to related parties was approximately $4,000 and $6,000, which was payable to employees at December 31, 1996 and 1995, respectively.

11. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     Investments are carried at their estimated market value determined as described in Note 1. The carrying values of cash and cash equivalents, accounts receivable, income taxes receivable, accounts payable and accrued liabilities, due to related parties, and notes payable approximate fair value.

12. SUBSEQUENT EVENTS

     In July 1997, the Company repaid the outstanding balance of the $500,000 line of credit previously secured by accounts receivable, furniture, fixtures, equipment, and 56,270 shares of common stock in Erie Forge and Steel.

     In July 1997, the remaining unearned ESOP shares became earned and distributed to the employees. Pursuant to the Company's preferred stock declaration, the preferred stock held by the ESOP was converted into common stock on a one share to one share basis. The Company also contributed an additional 529 shares of common stock to the ESOP.

     In August 1997, the Company repaid the note payable to its president.

     In August 1997, the Company increased its authorized shares of common stock to 20,000,000.


     On August 27, 1997, the Company declared a stock split effective August 29, 1997, effected in the form of a stock dividend pursuant to which each outstanding share of common stock was effectively converted into 29.859 shares. Outstanding shares and per share amounts for all periods presented have been restated to reflect this stock split.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                          CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)


                                                                                                JUNE 30,
                                                                                        -------------------------
                                                                                           1996          1997
                                                                                        ----------    -----------
                                       ASSETS
Investments (cost or initial value of $831,414 and $1,728,638, respectively).........   $3,820,920    $ 9,685,679
Cash and cash equivalents............................................................      312,001        726,086
Accounts receivable (net of allowance for doubtful accounts of $402,533 and $0,
  respectively)......................................................................      444,201        672,213
Income taxes receivable..............................................................      146,599             --
Property and equipment:
  Computer equipment.................................................................      140,173        171,552
  Office furniture and equipment.....................................................       95,000         99,825
  Less: accumulated depreciation.....................................................     (117,783)      (151,623)
                                                                                        ----------    -----------
                                                                                           117,390        119,754
Other................................................................................       49,463        165,951
                                                                                        ----------    -----------
Total assets.........................................................................   $4,890,574    $11,369,683
                                                                                        ----------    -----------
                                                                                        ----------    -----------
                        LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued liabilities.............................................   $  155,002    $   120,189
Due to related parties...............................................................       69,960         39,612
Deferred taxes.......................................................................    1,259,410      3,327,273
Notes payable........................................................................      122,083      1,019,309
                                                                                        ----------    -----------
Total liabilities....................................................................    1,606,455      4,506,383
Stockholders' equity:
  Preferred stock, $.01 par value, 100,000 shares authorized and 6,857 issued and
     outstanding.....................................................................    1,419,399      1,419,399
  Unearned ESOP shares...............................................................     (229,223)       (27,956)
  Common stock, $.01 par value, 20,000,000 shares authorized and 481,058 issued and
     outstanding.....................................................................        4,811          4,811
  Capital in excess of par value.....................................................       10,407         10,407
  Retained earnings..................................................................    2,078,725      5,456,639
                                                                                        ----------    -----------
Total stockholders' equity...........................................................    3,284,119      6,863,300
                                                                                        ----------    -----------
Total liabilities and stockholders' equity...........................................   $4,890,574    $11,369,683
                                                                                        ----------    -----------
                                                                                        ----------    -----------


                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                     CONSOLIDATED SCHEDULES OF INVESTMENTS
                                  (UNAUDITED)

                                                                                         JUNE 30, 1997
                                                                           ------------------------------------------
                                                                           NUMBER OF    COST OR INITIAL
COMMON STOCK                                                                SHARES           VALUE         FAIR VALUE
------------------------------------------------------------------------   ---------    ---------------    ----------
Manufacturing--100%
  Erie Forge and Steel, Inc.............................................    120,773       $   500,000      $2,736,418
  Good Stuff Food Company, Inc..........................................     33,335           226,125       1,000,050
  Indiana Steel & Wire Corporation......................................      7,547            42,914          58,869
  Martino's Bakery, Inc.................................................     50,000           120,750         279,000
  Mobile Tool International, Inc........................................      7,133           246,349       1,069,237
  Biddeford Textile Corporation.........................................    118,500           592,500       4,542,105
                                                                                        ---------------    ----------
                                                                                          $ 1,728,638      $9,685,679
                                                                                        ---------------    ----------
                                                                                        ---------------    ----------


                                                                                         JUNE 30, 1996
                                                                           ------------------------------------------
                                                                           NUMBER OF    COST OR INITIAL
COMMON STOCK                                                                SHARES           VALUE         FAIR VALUE
------------------------------------------------------------------------   ---------    ---------------    ----------
Manufacturing--100%
  Erie Forge and Steel, Inc.............................................    120,773       $   500,000      $2,634,663
  Good Stuff Food Company, Inc..........................................     27,000            67,750         540,000
  Indiana Steel & Wire Corporation......................................      7,547            42,914          54,340
  Martino's Bakery, Inc.................................................     50,000           120,750         232,917
  Mobile Tool International, Inc........................................      5,000           100,000         359,000
                                                                                        ---------------    ----------
                                                                                          $   831,414      $3,820,920
                                                                                        ---------------    ----------
                                                                                        ---------------    ----------


                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                       CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                                                             SIX MONTHS ENDED
                                                                                                 JUNE 30,
                                                                                         ------------------------
                                                                                            1996          1997
                                                                                         ----------    ----------
REVENUE
Financial advisory fees...............................................................   $  838,625    $  860,431
Financial performance fees............................................................      240,980       743,600
Other.................................................................................      212,435       337,658
                                                                                         ----------    ----------
     Total revenue....................................................................    1,292,040     1,941,689
OPERATING EXPENSES
Salaries and benefits.................................................................      514,807       619,851
General and administrative............................................................      374,500       700,006
Other operating expenses..............................................................      184,464       425,316
Provision for doubtful accounts.......................................................      100,250      (177,198)
Interest..............................................................................       11,223        41,709
Depreciation and amortization.........................................................       18,350        21,832
ESOP contribution.....................................................................      103,328         7,296
                                                                                         ----------    ----------
Total operating expenses..............................................................    1,306,922     1,638,812
                                                                                         ----------    ----------
Net operating income (loss) before investment activity................................      (14,882)      302,877
Unrealized appreciation of investments................................................      398,498     5,332,369
                                                                                         ----------    ----------
Income before income taxes............................................................      383,616     5,635,246
Provision for income taxes............................................................      149,454     2,150,893
                                                                                         ----------    ----------
     Net income.......................................................................   $  234,162    $3,484,353
                                                                                         ----------    ----------
                                                                                         ----------    ----------
SUPPLEMENTAL EARNINGS PER SHARE:
  Net operating income before investment activity.....................................                 $     0.44
  Net income..........................................................................                       5.08
  Weighted average shares outstanding.................................................                    686,330

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                  (UNAUDITED)

                                                                      COMMON STOCK       CAPITAL                       TOTAL
                                         PREFERRED     UNEARNED     ----------------    IN EXCESS      RETAINED    STOCKHOLDERS'
                                           STOCK      ESOP SHARES   SHARES    AMOUNT   OF PAR VALUE    EARNINGS       EQUITY
                                         ----------   -----------   -------   ------   ------------   ----------   -------------
Balance at December 31, 1995...........  $1,419,399    $(332,551)   480,312   $4,804     $  9,444     $1,844,563    $ 2,945,659
  Net income...........................          --           --         --      --            --        234,162        234,162
  Options exercised....................          --           --        746       7           963             --            970
  ESOP shares earned...................          --      103,328         --      --            --             --        103,328
                                         ----------   -----------   -------   ------   ------------   ----------   -------------
Balance at June 30, 1996...............  $1,419,399    $(229,223)   481,058   $4,811     $ 10,407     $2,078,725    $ 3,284,119
                                         ----------   -----------   -------   ------   ------------   ----------   -------------
                                         ----------   -----------   -------   ------   ------------   ----------   -------------
Balance at December 31, 1996...........  $1,419,399    $(116,668)   481,058   $4,811     $ 10,407     $2,053,702    $ 3,371,651
  Net income...........................          --           --         --      --            --      3,484,353      3,484,353
  ESOP shares earned...................          --       88,712         --      --            --             --         88,712
  Dividends............................          --           --         --      --            --        (81,416)       (81,416)
                                         ----------   -----------   -------   ------   ------------   ----------   -------------
Balance at June 30, 1997...............  $1,419,399    $ (27,956)   481,058   $4,811     $ 10,407     $5,456,639    $ 6,863,300
                                         ----------   -----------   -------   ------   ------------   ----------   -------------
                                         ----------   -----------   -------   ------   ------------   ----------   -------------

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                                              SIX MONTHS ENDED
                                                                                                  JUNE 30,
                                                                                           ----------------------
                                                                                             1996         1997
                                                                                           --------    ----------
OPERATING ACTIVITIES
Net income..............................................................................   $234,162    $3,484,353
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization.........................................................     18,350        21,832
  Unrealized appreciation of investments................................................   (398,498)   (5,332,369)
  Amortization of deferred finance costs................................................      4,097         2,525
  Provision for deferred income taxes...................................................    149,452     2,096,737
  ESOP shares earned....................................................................    103,328         7,296
  Provision for doubtful accounts.......................................................    100,250      (177,198)
  Increase (decrease) in accounts receivable............................................   (267,808)      422,610
  Decrease in income taxes receivable...................................................      6,548        52,225
  Increase in other assets..............................................................       (965)     (129,660)
  Increase (decrease) in accounts payable and accrued liabilities.......................     60,680      (202,063)
                                                                                           --------    ----------
Net cash provided by operating activities...............................................      9,596       246,288
INVESTING ACTIVITIES
  Purchases of investments..............................................................         --      (432,889)
  Sale of investment....................................................................         --        60,000
  Purchase of property and equipment, net of disposals..................................    (16,582)      (21,072)
                                                                                           --------    ----------
Net cash used in investing activities...................................................    (16,582)     (393,961)
FINANCING ACTIVITIES
  Proceeds from notes payable...........................................................         --       589,625
  Principal payments of notes payable...................................................    (38,750)           --
  Decrease in due to related parties....................................................     (2,262)      (38,530)
  Options exercised.....................................................................        970            --
                                                                                           --------    ----------
Net cash (used in) provided by financing activities.....................................    (40,042)      551,095
                                                                                           --------    ----------
Net (decrease) increase in cash and cash equivalents....................................    (47,028)      403,422
Cash and cash equivalents at beginning of period........................................    359,029       322,664
                                                                                           --------    ----------
Cash and cash equivalents at end of period..............................................   $312,001    $  726,086
                                                                                           --------    ----------
                                                                                           --------    ----------
SUPPLEMENTAL DISCLOSURE:
Non-cash transaction:
  Dividends on preferred stock declared.................................................               $   81,416

                            See accompanying notes.

                       AMERICAN CAPITAL STRATEGIES, LTD.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Organization

     American Capital Strategies, Ltd. (the Company) is a specialty finance company that assists small and medium-sized businesses in raising financing and has made equity investments in certain of these businesses. It also provides other financial services to these companies. It has focused on structuring, raising financing, and investing in management and employee buyouts of subsidiaries, divisions, and product lines being divested by larger corporations utilizing employee stock ownership plans (ESOPs). The Company is headquartered in Bethesda, Maryland and has offices in New York, Boston, Pittsburgh, San Francisco, and Savannah.

  New Accounting Pronouncement

     In February 1997, the Financial Accounting Standards Board issued Statement No. 128, 'Earnings Per Share,' (SFAS 128) which is required to be adopted on December 31, 1997. At that time, the Company will change the method currently used to compute earnings per share and to restate all prior periods. The impact of SFAS 128 on the calculation of fully diluted earnings per share for these periods is not expected to be material.

2. BASIS OF PRESENTATION

     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form N-2 and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments, consisting of normal recurring accruals, considered necessary for a fair presentation have been included.

     The footnotes to the audited consolidated financial statements included in this registration statement should be read in conjunction with the accompanying interim financial statements.

3. NOTES PAYABLE

     On May 30, 1997, the Company amended one of its notes payable. The term loan commitment was increased from $750,000 to $1,000,000. The draw down period was extended until May 1999. Certain restrictions regarding the amount of individual draws were removed. Interest only will be assessed over a four-year term from the date of the draw, and thereafter, monthly payments of principal and interest are payable until all outstanding amounts become fully due in May 2004.

4. SUPPLEMENTAL EARNINGS PER SHARE

     Supplemental earnings per share for the six months ended June 30, 1997 was calculated on a pro forma basis using weighted average outstanding shares of common stock of 686,330 as adjusted for the stock split effected in the form of a stock dividend and the conversion of preferred stock described in Note 5. For all other periods, earnings per share was not presented since it was not considered to be meaningful.

5. SUBSEQUENT EVENTS

     In July 1997, the Company repaid the outstanding balance of the $500,000 line of credit previously secured by accounts receivable, furniture, fixtures, equipment, and 56,270 shares of common stock in Erie Forge and Steel.

     In July 1997, the remaining unearned ESOP shares became earned and distributed to the employees. Pursuant to the Company's preferred stock declaration, the preferred stock held by the ESOP was converted into common stock on a one share to one share basis. The Company also contributed an additional 529 shares of common stock to the ESOP.

     In August 1997, the Company repaid the note payable to its president.

                       AMERICAN CAPITAL STRATEGIES, LTD.
       NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

5. SUBSEQUENT EVENTS--(CONTINUED)
     In August 1997, the Company increased its authorized shares of common stock to 20,000,000.


     On August 27, 1997, the Company declared a stock split effective August 29, 1997 effected in the form of a stock dividend pursuant to which each outstanding share of common stock was effectively converted into 29.859 shares. Outstanding shares and per share amounts for all periods presented have been restated to reflect this stock split.

================================================================================

     NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THE OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OF THE UNDERWRITERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY TO ANY PERSON OR BY ANYONE IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.
                            ------------------------

                               TABLE OF CONTENTS

                                                  PAGE
                                                  ----
Additional Information.........................     2
Prospectus Summary.............................     3
Fees and Expenses..............................     7
Summary Consolidated Financial and Other
  Data.........................................     8
Risk Factors...................................     9
Use of Proceeds................................    12
Distributions..................................    13
Capitalization.................................    13
Selected Consolidated Financial and Other
  Data.........................................    14
Management's Discussion and Analysis of
  Financial Condition and Results of
  Operations...................................    16
Business.......................................    21
Investment Objectives and Policies.............    26
Portfolio Companies............................    27
Management.....................................    29
Certain Transactions...........................    33
Principal Stockholders.........................    34
Determination of Net Asset Value...............    34
Reinvestment Plan..............................    35
Tax Status.....................................    36
Description of Capital Stock...................    38
Regulation.....................................    41
Shares Eligible for Future Sale................    42
Share Repurchases..............................    43
Underwriting...................................    44
Direct Offering................................    46
Custodian, Transfer and Dividend Paying Agent
  and Registrar................................    46
Legal Matters..................................    46
Experts........................................    46
Index to Consolidated Financial Statements.....   F-1

                            ------------------------


     UNTIL SEPTEMBER 23, 1997, (25 DAYS AFTER THE
COMMENCEMENT OF THIS OFFERING), ALL DEALERS EFFECTING TRANSACTIONS IN THE REGISTERED SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


                                8,400,000 SHARES

                                    AMERICAN
                                    CAPITAL
                                STRATEGIES, LTD.

                                  Common Stock
                            ------------------------
                                   PROSPECTUS
                            ------------------------
                              FRIEDMAN, BILLINGS,
                               RAMSEY & CO., INC.

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 29, 1997


================================================================================